                                                                    Exhibit 99_1

--------------------------------------------------------------------------------

                             FIRST USA BANK, N.A.
                            Transferor and Servicer

                                      and

                        THE BANK OF NEW YORK (DELAWARE)
                      on behalf of the Certificateholders
                         _____________________________

                           SERIES 1999-3 SUPPLEMENT
                            Dated as of May 4, 1999

                                      to

                        POOLING AND SERVICING AGREEMENT

                   Dated as of September 1, 1992, as amended

                          __________________________

                                 $833,334,000

                      FIRST USA CREDIT CARD MASTER TRUST

                                 Series 1999-3


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECTION 1.  Designation.....................................................   1

SECTION 2.  Definitions.....................................................   2

SECTION 3.  Reassignment and Transfer Terms.................................  26

SECTION 4.  Delivery and Payment for the Series 1999-3
             Certificates...................................................  27

SECTION 5.  Depositary; Form of Delivery of the Series
             1999-3 Certificates............................................  27

SECTION 6.  Article IV of Agreement.........................................  27

                                  Article IV

                       Rights of Certificateholders and
                  Allocation and Application of Collections.................  29

  Section 4.04  Rights of Certificateholders................................  29

  Section 4.05  Collections and Allocation..................................  29

  Section 4.06  Determination of Monthly Interest for
                 the Series 1999-3 Certificates.............................  34

  Section 4.07  Determination of Monthly Principal..........................  36

  Section 4.08  Coverage of Required Amount for the
                 Investor Certificates......................................  38

  Section 4.09  Monthly Payments............................................  39

  Section 4.10  Payment of Class A Certificate and
                 Class B Certificate Interest...............................  44

  Section 4.11  [Reserved]..................................................  45

  Section 4.12  Investor Charge-Offs........................................  45

  Section 4.13  Excess Finance Charge Collections for
                 the Series 1999-3 Certificates.............................  47

  Section 4.14  Reallocated Principal Collections for
                 the Series 1999-3 Certificates.............................  49

  Section 4.15  [RESERVED]..................................................  51

  Section 4.16  Principal Funding Account...................................  51

  Section 4.17  Reserve Account.............................................  52

SECTION 7.  Article V of the Agreement......................................  55

                                   Article V

                     Distributions and Reports to Investor
                             Certificateholders.............................  55

  Section 5.01  Distributions...............................................  55

  Section 5.02  Monthly Certificateholders' Statement.......................  56

SECTION 8.  Series 1999-3 Pay Out Events....................................  59

SECTION 9.  Series 1999-3 Termination.......................................  61

SECTION 10. Periodic Finance Charges and Other Fees.........................  61

SECTION 11. Transfer of Excess Collateral Amount............................  61

SECTION 12. Compliance with Withholding Requirements........................  64

SECTION 13. Tax Characterization of the Excess
             Collateral.....................................................  65

SECTION 14. [RESERVED]......................................................  65

SECTION 15. Amendment and Ratification of Agreement.........................  65

SECTION 16. Counterparts....................................................  65

SECTION 17. GOVERNING LAW...................................................  66

SECTION 18. Additional Representations and Warranties
             of the Servicer................................................  66

SECTION 19. Appointment of co-Paying Agent, co-Transfer
             Agent and co-Registrar.........................................  66

EXHIBITS

EXHIBIT A   Form of Class A Certificate
EXHIBIT B   Form of Class B Certificate
EXHIBIT C   DTC Letter of Representations
EXHIBIT D   Form of Monthly Allocations and Payment Instructions
EXHIBIT E   Form of Monthly Certificateholders' Statement
EXHIBIT F   Form of Transferee Representation Letter

          SERIES 1999-3 SUPPLEMENT, dated as of May 4, 1999  (this "Series
                                                                    ------
Supplement") by and between FIRST USA BANK, N.A., a national banking
----------
association, as Transferor and Servicer, and THE BANK OF NEW YORK (DELAWARE), as Trustee under the Pooling and Servicing Agreement, dated as of September 1, 1992, between FIRST USA BANK, N.A. as Transferor and Servicer, and the Trustee, as amended (the "Agreement").
                 ---------

          Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates. The Transferor has tendered the Exchange Notice required by subsection 6.09(b) of the Agreement and hereby enters into this Series Supplement with the Trustee as required by subsection 6.09(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Certificates and the Class B Certificates (each as defined below) and for the issuance of the Excess Collateral (as defined below).

          Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Investor Certificates of Series 1999-3 shall not be subordinated to any other Series.

          SECTION 1.  Designation.  There is hereby created a Series of Investor
                      -----------
Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1999-3 Certificates." The Series 1999-3
                              --------------------------
Certificates shall be issued in three Classes, two of which shall be designated generally as the Class A Floating Rate Asset Backed Certificates, Series 1999-3 (the "Class A Certificates") and the Class B Floating Rate Asset Backed
      --------------------
Certificates, Series 1999-3 (the "Class B Certificates").  In addition, there is
                                  --------------------
hereby created a third Class of uncertificated interests in the Trust which shall be designated generally as the Excess Collateral, Series 1999-3 (the "Excess Collateral"), and which shall be treated as a Class of "Investor
------------------
Certificates" for all purposes under the Agreement and this Series Supplement; provided, however, that the provisions of subsection 6.09(b) of the Agreement
--------  -------
with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor Certificates will be treated as debt for Federal income tax purposes shall not apply to the Excess Collateral and, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the authentication, delivery, presentation, cancellation and surrender of registered Certificates shall not apply to the Excess Collateral.

          SECTION 2.  Definitions.  In the event that any term or provision
                      -----------
contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1999-3 Certificates and to no other Series of Certificates issued by the Trust.

          "Accumulation Period" shall mean, unless a Pay Out Event shall have
           -------------------
occurred prior thereto, the period commencing at the close of business on March 31, 2003 or such later date as is determined in accordance with subsection 4.09(i) of the Agreement and ending on the first to occur of (a) the commencement of the Rapid Amortization Period and (b) the Series 1999-3 Termination Date.

          "Accumulation Period Factor" shall mean, for any Monthly Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 1999-3) which are not expected to be in their revolving periods during such Monthly Period, and (c) the initial invested amounts of all other outstanding Series which are not allocating Excess Principal Collections and are expected to be in their revolving periods during such Monthly Period.

          "Accumulation Period Length" shall have the meaning assigned such term
           --------------------------
in subsection 4.09(i) of the Agreement.

          "Accumulation Shortfall" shall initially mean zero and shall
           ----------------------
thereafter mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous

Monthly Period over the amount deposited into the Principal Funding Account pursuant to subsections 4.09(e)(i), 4.09(e)(ii) and 4.09(e)(iii) of the Agreement with respect to the Series 1999-3 Certificates for the previous Monthly Period.

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Excess Collateral Adjusted Amount.

          "Agreement" shall mean the Pooling and Servicing Agreement dated as of
           ---------
September 1, 1992 between First USA Bank, N.A., as Transferor and Servicer, and the Trustee, as amended and as the same may be further amended or otherwise modified from time to time.

          "Amortization Period" shall mean, with respect to the Series 1999-3
           -------------------
Certificates, the period commencing on the earlier of (a) the first day of the Accumulation Period, or (b) the Pay Out Commencement Date, and continuing to and including the earlier of (i) the payment in full to the Class A Certificateholders of the Class A Invested Amount, to the Class B Certificateholders of the Class B Invested Amount and to the Excess Collateral Holders of the Excess Collateral Amount, and (ii) the Scheduled Series 1999-3 Termination Date.

          "Assignee" shall have the meaning specified in subsection 11(a) of
           --------
this Series Supplement.

          "Available Investor Principal Collections" shall mean, with respect to
           ----------------------------------------
any Monthly Period, an amount equal to (a) the sum of (i) an amount equal, during the Revolving Period, to the Floating Allocation Percentage or, during the Amortization Period, to the Fixed/Floating Allocation Percentage of Collections of Principal Receivables with respect to such Monthly Period, (ii) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to subsection 4.09(a)(iii) with respect to the following Distribution Date, and (iii) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to subsections 4.13(b), (d), (e), (h) and (i) on the following Transfer Date, minus (b) the
                                                               -----
amount of Reallocated Principal Collections with respect to such Monthly Period which are required to fund a deficiency pursuant to Section 4.14 for such Distribution Date, if any.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account as of such date (before giving effect to any deposit or withdrawal made or to be made pursuant to subsection 4.13(j) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

          "Average Principal Balance" shall mean, for a Monthly Period in which
           -------------------------
Additional Accounts are designated for inclusion in or Removed Accounts are designated for removal from the Trust, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and the Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

          "Base Rate" shall mean, with respect to any Monthly Period, the sum of
           ---------
the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the Excess Collateral Minimum Rate as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, as of the last day of such Monthly Period) plus the product of 2.00% and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount each as of the last day of such Monthly Period.

          "BDL" shall mean Banque de Luxembourg.
           ---

          "Business Day" shall mean, for the purpose of determining LIBOR, any
           ------------
day other than a Saturday, Sunday or day on which banking institutions in London, England, trading in Dollar deposits in the London interbank market, or banking institutions in New York, New York, or in Newark, Delaware, are authorized or obligated by law or executive order to be closed and for all other purposes shall have the meaning provided in the Agreement.

          "Calculation Date" shall mean May 11, 1999 and the second Business Day
           ----------------
(as defined for purposes of determining LIBOR) prior to the 15th day of each calendar month thereafter.

          "Class A Account Percentage" shall mean, with respect to any
           --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(i) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "Class A Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount not less than zero equal to the Class A Invested Amount minus the Principal Funding Account Balance on such date of
                -----
determination.

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) the Class A Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class A Invested Amount, the product of (i) the Class A Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "Class A Certificate Rate" shall mean a per annum rate of 0.15% in
           ------------------------
excess of LIBOR as determined (i) on April 29, 1999 for the period from and including the Closing Date through and including May 18, 1999, (ii) on May 17, 1999 for the period from and including May 19, 1999 through and including June 20, 1999 and (iii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Series 1999-3 Certificateholders' Interest evidenced by the Class A
Certificates.

          "Class A Certificates" shall mean any of the certificates executed by
           --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.

          "Class A Default Interest" shall have the meaning specified in
           ------------------------
subsection 4.06(a) of the Agreement.

          "Class A Floating Allocation Percentage" shall mean, with respect to
           --------------------------------------
any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided, however, that, with respect to the first Monthly Period, the
        --------  -------
Class A Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the total amount of Principal Receivables in the Trust on the Closing Date; provided further, that with respect to any Monthly Period
                     -------- -------
in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class A Floating Allocation Percentage shall be the Average Principal Balance; provided further, that with respect to any Monthly
                           -------- -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class A Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from such Addition Date to and including the last day of such Monthly Period.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $700,000,000.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.06(a) of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any
           -----------------------
date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A
        -----
Certificateholders prior to such day and minus (c) the excess, if any, of the
                                         -----
aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.12(a) of the Agreement prior to such day.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.12(a) of the Agreement.

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the applicable Class A Investor Percentage for the related Monthly Period.

          "Class A Investor Percentage" shall mean for any Monthly Period, (a)
           ---------------------------
with respect to Defaulted Receivables and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

          "Class A Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.06(a) of the Agreement.

          "Class A Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a) of the Agreement.

          "Class A Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the

Class A Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial Monthly Period the
        --------  -------
Class A Monthly Servicing Fee shall be $805,479.

          "Class A Outstanding Principal Balance" shall mean, when used with
           -------------------------------------
respect to any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to
                 -----
the Class A Certificateholders prior to such day.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.08 of the Agreement.

          "Class A Scheduled Payment Date" shall mean the April 2004
           ------------------------------
Distribution Date.

          "Class B Account Percentage" shall mean, with respect to any
           --------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(ii) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "Class B Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount not less than zero equal to the Class B Invested Amount minus the excess, if any, of the Principal Funding Account
                -----
Balance over the Class A Invested Amount on such date of determination.

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) the Class B Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Class B Invested Amount, the product of (i) the Class B Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "Class B Certificate Rate" shall mean a per annum rate of 0.36% in
           ------------------------
excess of LIBOR as determined (i) on April 29, 1999 for the period from and including the Closing Date through and including May 18, 1999, (ii) on May 17, 1999 for the period from and including May 19, 1999 through and including June 20, 1999 and (iii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of the
           ------------------------------------
Series 1999-3 Certificateholders' Interest evidenced by the Class B
Certificates.

          "Class B Certificates" shall mean any of the certificates executed by
           --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B hereto.

          "Class B Default Interest" shall have the meaning specified in
           ------------------------
subsection 4.06(b) of the Agreement.

          "Class B Fixed/Floating Allocation Percentage" shall mean for any
           --------------------------------------------
Monthly Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that
                                                      --------  -------
with respect to any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to
                               -------- -------  -------
any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Class B Floating Allocation Percentage" shall mean, with respect to
           --------------------------------------
any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided, however, that, with respect to the first Monthly Period, the
        --------  -------
Class B Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the total amount of Principal Receivables on the Closing Date; provided further, that with respect to any Monthly Period in which an
      -------- -------
Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class B Floating Allocation Percentage shall be the Average Principal Balance; provided further, that with respect to any Monthly Period in
                   -------- -------
which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Class B Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $54,167,000.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.06(b) of the Agreement.

          "Class B Invested Amount" shall mean, when used with respect to any
           -----------------------
date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B
        -----
Certificateholders prior to such day, minus (c) the aggregate amount of Class B
                                      -----
Investor Charge-Offs for all prior Distribution Dates, minus (d) the amount of
                                                       -----
the Reallocated Class B Principal Collections allocated on all prior Distribution Dates for which the Excess Collateral Amount has not been reduced pursuant to subsection 4.14(a) of the Agreement, minus (e) an amount equal to
                                                 -----
the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.12(a) of the Agreement and plus (f)
                                                                       ----
the amount of Excess Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.13(e) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e); provided, however, that the Class B Invested Amount may not be
             --------  -------
reduced below zero.

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
subsection 4.12(b) of the Agreement.

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the Class B Investor Percentage applicable for the related Monthly Period.

          "Class B Investor Percentage" shall mean for any Monthly Period, (a)
           ---------------------------
with respect to Defaulted Receivables and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the Class B Fixed/Floating Allocation Percentage.

          "Class B Monthly Interest" shall mean the monthly interest
           ------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.06(b) of the Agreement.

          "Class B Monthly Principal" shall mean the monthly principal
           -------------------------
distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b) of the Agreement.

          "Class B Monthly Servicing Fee" shall mean, with respect to any
           -----------------------------
Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Class B Adjusted Invested Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial
                          --------  -------
Monthly Period the Class B Monthly Servicing Fee shall be $62,329.

          "Class B Outstanding Principal Balance" shall mean, when used with
           -------------------------------------
respect to any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to
                 -----
the Class B Certificateholders prior to such day.

          "Class B Principal Commencement Date" shall mean (a) with respect to
           -----------------------------------
the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Available Investor Principal Collections allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.08 of the Agreement.

          "Class B Scheduled Payment Date" shall mean the   April 2004
           ------------------------------
Distribution Date.

          "Closing Date" shall mean May 4, 1999.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral Base Rate" shall mean, with respect to any Monthly Period,
           --------------------
the sum of (a) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the Excess Collateral Minimum Rate (weighted based on the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, as of the last day of such Monthly Period) plus (b) the Series Servicing Fee Percentage per annum.

          "Controlled Accumulation Amount" shall mean, for any Transfer Date
           ------------------------------
with respect to the Accumulation Period prior to the payment in full of the Invested Amount, $69,444,500; provided, however, that if the Accumulation Period
                              --------  -------
Length is determined to be less than 12 months pursuant to subsection 4.09(i) of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount will be equal to (i) the product of (x) the Initial Invested Amount and
(y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Controlled Deposit Amount" shall mean, with respect to any Transfer
           -------------------------
Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

          "Covered Amount" shall mean, with respect to any Interest Period
           --------------
during the Accumulation Period prior to the payment in full of the Invested Amount, the sum of (a) with respect to the Class A Certificates, the product of
(i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate in effect with respect to such Interest Period and (iii)the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends, (b) with respect to the Class B Certificates, the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate in effect with respect to such Interest Period and (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends, and (c) with respect to the Excess Collateral, one-twelfth of the product of the Excess Collateral Minimum Rate and the aggregate amount on deposit in the Principal Funding Account with respect to Excess Collateral Monthly Principal as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Period ends.

          "Daily Deposit Date" shall mean the Determination Date on which the
           ------------------
Excess Spread Percentage for the

Monthly Period preceding such date is less than 2.50% per annum.

          "Default Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of Class A Default Interest and Class B Default Interest distributable in respect of the Class A Certificates and Class B Certificates, respectively, as calculated in accordance with Section 4.06 of the Agreement.

          "Determination Date" shall mean the first Business Day on or before
           ------------------
the eighth calendar day prior to each Distribution Date.

          "Distribution Date" shall mean June 21, 1999 and the 19th day of each
           -----------------
calendar month thereafter, or if such 19th day is not a Business Day, the next succeeding Business Day.

          "Enhancement" shall mean with respect to the Class A Certificates, the
           -----------
subordination of the Class B Certificates and the Excess Collateral, and with respect to the Class B Certificates, the subordination of the Excess Collateral.

          "Enhancement Provider" shall mean the Excess Collateral Holders.
           --------------------

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Excess Collateral" shall mean an undivided interest in the Trust
           -----------------
which shall consist of the right to receive from the Trust an amount equal to
(i) to the extent necessary to make the required payments to the Excess Collateral Holders under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement, and (ii) amounts available pursuant to subsection 4.13(k) of the Agreement.

          "Excess Collateral Account Percentage" shall mean, with respect to any
           ------------------------------------
Determination Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount deposited in the Principal Funding Account on prior Transfer Dates pursuant to subsection 4.09(e)(iii) and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Monthly Period.

          "Excess Collateral Adjusted Amount" shall mean, with respect to any
           ---------------------------------
date of determination, an amount not less than zero equal to the Excess Collateral Amount minus the excess, if any, of the Principal Funding Account
                  -----
Balance over the sum of the Class A Invested Amount and the Class B Invested Amount on such date of determination.

          "Excess Collateral Amount" shall mean, when used with respect to any
           ------------------------
date of determination, an amount equal to (a) the Excess Collateral Initial Amount, minus (b) the aggregate amount of principal payments made to Excess
        -----
Collateral Holders prior to such day, minus (c) the aggregate amount of Excess
                                      -----
Collateral Charge-Offs for all prior Distribution Dates pursuant to subsection 4.12(c) of the Agreement, minus (d) the amount of the Reallocated Principal
                          -----
Collections allocated on all prior Distribution Dates pursuant to Section 4.14 of the Agreement (but in the aggregate not in excess of the Excess Collateral Initial Amount), minus (e) an amount equal to the amount by which the Excess
                 -----
Collateral Amount has been reduced on all prior Distribution Dates pursuant to subsections 4.12(a) and (b) of the Agreement and plus (f) the amount of Excess
                                                 ----
Finance Charge Collections allocated and available on all prior Transfer Dates pursuant to subsection 4.13(i) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided,
                                                                     --------
however, that the Excess Collateral Amount may not be reduced below zero.
-------

          "Excess Collateral Available Funds" shall mean, with respect to any
           ---------------------------------
Monthly Period, an amount equal to the sum of (a) the Excess Collateral Floating Allocation Percentage of the Collections of Finance Charge Receivables in respect of such Monthly Period and (b) with respect to any Monthly Period during the Accumulation Period prior to the payment in full of the Excess Collateral Amount, the product of (i) the Excess Collateral Account Percentage and (ii) the sum of the Principal Funding Investment Proceeds pursuant to subsection 4.16(b) of the Agreement, if any, with respect to the related Transfer Date and the amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement.

          "Excess Collateral Charge-Offs" shall have the meaning specified in
           -----------------------------
subsection 4.12(c) of the Agreement.

          "Excess Collateral Default Amount" shall mean, with respect to each
           --------------------------------
Distribution Date and each Receivable in an Account which became a Defaulted Account during the related Monthly Period, an amount equal to the product of the aggregate Default Amount for the related Monthly Period and the Excess Collateral Percentage applicable for the related Monthly Period.

          "Excess Collateral Fixed/Floating Allocation Percentage" shall mean
           ------------------------------------------------------
for any Monthly Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided,
                                                                    --------
however, that with respect to any Monthly Period in which an Addition Date or
-------
Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with
                                        -------- -------  -------
respect to any Monthly Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Excess Collateral Floating Allocation Percentage" shall mean, with
           ------------------------------------------------
respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Adjusted Amount as of the last day of the preceding Monthly Period and the denominator of which is the total amount of Principal Receivables in the Trust as of the last day of such preceding Monthly Period; provided,
                                                                  --------
however, that, with respect to the first Monthly Period, the Excess Collateral
-------
Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Initial Amount and the denominator of which is the total amount of Principal Receivables on the Closing Date; provided further, that with respect to any Monthly Period in which an
      -------- -------
Addition Date or Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in the definition of the Excess Collateral Floating Allocation Percentage shall be the Average Principal Balance; provided further, that with respect to any Monthly
                           -------- -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in the definition of the Excess Collateral Floating Allocation Percentage shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including such Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Excess Collateral Holders" shall mean the Person or Persons so
           -------------------------
designated in the Transfer and Administration Agreement.

          "Excess Collateral Initial Amount" shall mean the aggregate initial
           --------------------------------
principal amount of the Excess Collateral Amount, which is $79,167,000.

          "Excess Collateral Interest Shortfall" shall have the meaning
           ------------------------------------
specified in subsection 4.06(c) of the Agreement.

          "Excess Collateral Minimum Monthly Interest" shall mean the monthly
           ------------------------------------------
interest distributable in respect of the Excess Collateral Amount as calculated in accordance with subsection 4.06(c) of the Agreement.

          "Excess Collateral Minimum Rate" shall mean 6.50% per annum, or such
           ------------------------------
lesser rate as may be designated in the Transfer and Administration Agreement.

          "Excess Collateral Monthly Principal" shall mean the monthly principal
           -----------------------------------
distributable in respect of the Excess Collateral Amount as calculated in accordance with subsection 4.07(c) of the Agreement.

          "Excess Collateral Monthly Servicing Fee" shall mean, with respect to
           ---------------------------------------
any Distribution Date, one-twelfth of the product of the Series Servicing Fee Percentage and the Excess Collateral Adjusted Amount on the last day of the preceding Monthly Period; provided, however, that with respect to the initial
                          --------  -------
Monthly Period the Excess Collateral Monthly Servicing Fee shall be $91,096.

          "Excess Collateral Percentage" shall mean for any Monthly Period, (a)
           ----------------------------
with respect to Defaulted Receivables and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Excess Collateral Floating Allocation Percentage, and (b) with respect to Principal Receivables during the Amortization Period, the Excess Collateral Fixed/Floating Allocation Percentage.

          "Excess Collateral Principal Commencement Date" shall mean (a) with
           ---------------------------------------------
respect to the Accumulation Period, the first Distribution Date on which an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates and the Class B Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates and the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount have each been paid in full.

          "Excess Collateral Scheduled Payment Date" shall mean the April 2004
           ----------------------------------------
Transfer Date.

          "Excess Finance Charge Collections" shall mean, with respect to any
           ---------------------------------
Transfer Date, the sum of the amounts, if any, specified pursuant to subsections 4.09(a)(iv), 4.09(b)(iii) and 4.09(c)(ii) of the Agreement with respect to such Transfer Date.

          "Excess Principal Collections" shall mean, as the context requires,
           ----------------------------
either (a) the amount allocated to the Investor Certificates which, in accordance with subsections 4.05(b)(ii), 4.05(c)(ii) and 4.05(f) of the Agreement, may be applied to Principal Shortfalls with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applicable supplements for such Series specify are to be treated as "Excess Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Investor Certificates.

          "Excess Spread Percentage" shall mean, with respect to any Monthly
           ------------------------
Period, the amount, if any, by which (i) the Net Portfolio Yield exceeds (ii) the Collateral Base Rate.

          "Finance Charge Deficit" shall have the meaning set forth in
           ----------------------
subsection 4.05(b)(ii) of the Agreement.

          "Fixed/Floating Allocation Percentage" shall mean for any Monthly
           ------------------------------------
Period during the Amortization Period the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust at the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate fixed/floating allocation percentages with respect to all Series then outstanding on the applicable Distribution Date; provided, however, that with
                                                 --------  -------
respect to any Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) shall be the Average Principal Balance; provided further, however, that with respect to any Monthly
                   -------- -------  -------
Period in which an Addition Date or Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator determined pursuant to clause (a) hereof shall be (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, as applicable, and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date, as applicable, for the period from and including the related Addition Date or Removal Date, as applicable, to and including the last day of such Monthly Period.

          "Floating Allocation Percentage" shall mean for any date of
           ------------------------------
determination the sum of the applicable Class A Floating Allocation Percentage, the applicable Class B Floating Allocation Percentage and the applicable Excess Collateral Floating Allocation Percentage.

          "Initial Invested Amount" shall mean the aggregate initial principal
           -----------------------
amount of the Investor Certificates of Series 1999-3, which is $833,334,000.

          "Initial Purchaser" shall have the meaning specified in subsection
           -----------------
11(c) of this Series Supplement.

          "Interest Period" shall mean, with respect to a Distribution Date and,
           ---------------
with respect to the Excess Collateral, the Transfer Date relating to such Distribution Date, the period beginning on the preceding Distribution Date continuing through the day preceding such Distribution Date, except the first Interest Period shall be deemed to be the period from and including the Closing Date through and including June 20, 1999, the day preceding the initial Distribution Date (it being understood that with respect to the Excess Collateral, the first Interest Period shall be the period from the Closing Date through June 18, 1999 determined as though there were 30 days in May 1999).

          "Interest Shortfall" shall mean, with respect to any Distribution
           ------------------
Date, the sum of the Class A Interest Shortfall, the Class B Interest Shortfall and the Excess Collateral Interest Shortfall distributable in respect of the Investor Certificates as calculated in accordance with Section 4.06 of the Agreement.

          "Invested Amount" shall mean, when used with respect to any date, an
           ---------------
amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the Excess Collateral Amount each as of such date; provided, however, that for purposes of determining the Investor Monthly
--------  -------
Servicing Fee and the Aggregate Invested Amount, the Invested Amount shall mean an amount equal to the sum of (a) the Class A Adjusted Invested Amount, (b) the Class B Adjusted Invested Amount and (c) the Excess Collateral Adjusted Amount with respect to any date of determination.

          "Investor Certificateholder" shall mean the Holder of record of an
           --------------------------
Investor Certificate of Series 1999-3.

          "Investor Certificates" shall mean the Class A Certificates, the Class
           ---------------------
B Certificates and the Excess Collateral.

          "Investor Default Amount" shall mean, with respect to each
           -----------------------
Distribution Date, an amount equal to the sum of (a) the Class A Investor Default Amount for such Distribution Date, (b) the Class B Investor Default Amount for such Distribution Date and (c) the Excess Collateral Default Amount for such Distribution Date.

          "Investor Monthly Servicing Fee" shall, with respect to any
           ------------------------------
Distribution Date, be equal to one-twelfth of the product of (A) the Series Servicing Fee Percentage and (B) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with
                                                    --------  -------
respect to the initial Monthly Period the Investor Monthly Servicing Fee shall be $958,904.

          "Investor Percentage" shall mean for any Monthly Period, (a) with
           -------------------
respect to Finance Charge Receivables and Defaulted Receivables at any time and Principal Receivables during the Revolving Period, the Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period, the Fixed/Floating Allocation Percentage.

          "Issuance Date" shall mean the Closing Date.
           -------------

          "LIBOR" shall mean, for any Interest Period, the London interbank
           -----
offered rate for one-month Dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.15 of the Agreement.

          "LIBOR Determination Date" shall mean (i) April 29, 1999 for the
           ------------------------
period from and including the Closing Date through and including May 18, 1999,
(ii) May 17, 1999 for the period from and including May 19, 1999 through and including June 20, 1999 and (ii) the second Business Day prior to the commencement of the second and each subsequent Interest Period.

          "Minimum Transferor Interest" shall mean, with respect to any period,
           ---------------------------
4% of the average of the aggregate amount of Principal Receivables for such period.

          "Monthly Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Excess Collateral Minimum Monthly Interest distributable in respect of the Series 1999-3 Certificates as calculated in accordance with Section 4.06 of the Agreement.

          "Monthly Period" shall have the meaning specified in the Agreement,
           --------------
except that the first Monthly Period with respect to the Series 1999-3 Certificates shall begin on and include the Closing Date and shall end on and include May 31, 1999.

          "Monthly Principal" shall mean the monthly principal distributable in
           -----------------
respect of the Series 1999-3 Certificates as calculated in accordance with
Section 4.07 of the Agreement.

          "Net Portfolio Yield" shall mean for the Series 1999-3 Certificates,
           -------------------
with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Series 1999-3 Certificates for such Monthly Period to be calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period, and the denominator of which is the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the Excess Collateral Adjusted Amount as of the last day of the preceding Monthly Period.

          "Pay Out Commencement Date" shall mean the earliest to occur of (i)
           -------------------------
the date on which a Trust Pay Out Event is deemed to occur pursuant to Section
9.01 of the Agreement, (ii) the date on which a Series 1999-3 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement, (iii) the Class A Scheduled Payment Date if the Class A Invested Amount is not paid in full on such date and (iv) the Class B Scheduled Payment Date if the Class B Invested Amount is not paid in full on such date.

          "Paying Agent" shall mean The Bank of New York.
           ------------

          "Plan Purchaser" shall have the meaning specified in subsection 11(f)
           --------------
of this Series Supplement.

          "Portfolio Adjusted Yield" shall mean, with respect to any Transfer
           ------------------------
Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

          "Portfolio Yield" shall mean for the Series 1999-3 Certificates, with
           ---------------
respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables allocated to the Investor Certificates for such Monthly Period, (b) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period, (c) the amount, if any, withdrawn from the Reserve Account to be deposited into the Finance Charge Account pursuant to subsections 4.17(b), 4.17(d), 4.17(e) and 4.17(f) of the Agreement on the Transfer Date relating to such Monthly Period to be calculated on a cash basis after subtracting an amount equal to the Investor Default Amount for such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          "Principal Funding Account" shall have the meaning set forth in
           -------------------------
subsection 4.16(a) of the Agreement.

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Interest Period during the Accumulation Period, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for such Interest Period.

          "Principal Funding Investment Shortfall" shall mean, with respect to
           --------------------------------------
each Interest Period during the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount.

          "Principal Shortfalls" shall mean, with respect to any Distribution
           --------------------
Date (a) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount exceeds the sum of the Class A Monthly Principal, Class B Monthly Principal and Excess Collateral Monthly Principal for such Distribution Date or (b) during the Rapid Amortization Period, (i) the amount, if any, by which the Class A Invested Amount exceeds the Class A Monthly Principal for such Distribution Date, (ii) on and after the Class B Principal Commencement Date, the amount, if any, by which the Class B Invested Amount exceeds the Class B Monthly Principal for such Distribution Date and (iii) on and after the Excess Collateral Principal Commencement Date, the amount if any, by which the Excess Collateral Amount exceeds the Excess Collateral Monthly Principal for such Distribution Date.

          "Rapid Amortization Period" shall mean the period commencing on the
           -------------------------
Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.01 of the Agreement or (ii) the Series 1999-3 Termination Date.

          "Rating Agency" shall mean each of Fitch IBCA, Inc., Moody's and
           -------------
Standard & Poor's.

          "Rating Agency Condition" shall mean the notification in writing by
           -----------------------
each Rating Agency to the Transferor, the Servicer and the Trustee that any action will not result in any Rating Agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding Series or class with respect to which it is a Rating Agency.

          "Reallocated Class B Principal Collections" shall have the meaning
           -----------------------------------------
specified in subsection 4.14(b) of the Agreement.

          "Reallocated Excess Collateral Principal Collections" shall have the
           ---------------------------------------------------
meaning specified in subsection 4.14(a) of the Agreement.

          "Reallocated Principal Collections" shall mean the sum of Reallocated
           ---------------------------------
Class B Principal Collections and Reallocated Excess Collateral Principal Collections.

          "Reference Banks" shall mean four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation.

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.50% of the Invested Amount or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount,
            --------  -------
the Transferor shall (i) provide the Servicer, the Excess Collateral Holders and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1999-3.

          "Reserve Account" shall have the meaning specified in subsection
           ---------------
4.17(a) of the Agreement.

          "Reserve Account Funding Date" shall mean the Transfer Date which
           ----------------------------
occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Accumulation Period; (b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 12 months prior to the commencement of the Accumulation Period; (c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 6 months prior to the commencement of the Accumulation Period; or (d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 4 months prior to the commencement of the Accumulation Period.

          "Reserve Account Surplus" shall mean, as of any Transfer Date
           -----------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall have the meaning specified in subsection
           -------------------
4.17(c) of the Agreement.

          "Reversion Date" shall mean the first Determination Date following any
           --------------
Daily Deposit Date on which the Excess Spread Percentage for the Monthly Period preceding such Determination Date is equal to or exceeds 2.50% per annum.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the earlier of (a) the day the Accumulation Period commences and (b) the Pay Out Commencement Date.

          "Scheduled Series 1999-3 Termination Date" shall mean the December
           ----------------------------------------
2006 Distribution Date.

          "Series 1999-3" shall mean the Series of the First USA Credit Card
           -------------
Master Trust represented by the Investor Certificates.

          "Series 1999-3 Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1999-3 Certificate.

          "Series 1999-3 Certificateholders' Interest" shall have the meaning
           ------------------------------------------
specified in Section 4.04 of the Agreement.

          "Series 1999-3 Certificates" shall have the meaning specified in
           --------------------------
Section 1 of this Series Supplement.

          "Series 1999-3 Pay Out Event" shall have the meaning specified in
           ---------------------------
Section 8 of this Series Supplement.

          "Series 1999-3 Termination Date" shall mean the earlier to occur of
           ------------------------------
(i) the day after the Distribution Date on which the Investor Certificates are paid in full, or (ii) the Scheduled Series 1999-3 Termination Date.

          "Series Servicing Fee Percentage" shall mean 1.50% for so long as
           -------------------------------
First USA Bank, N.A. is the Servicer or 2.00% if First USA Bank, N.A. is no longer the Servicer.

          "Subordinate Principal Collections" shall have the meaning set forth
           ---------------------------------
in subsection 4.05(b)(ii) of the Agreement.

          "Targeted Holder" shall mean each holder of a right to receive
           ---------------
interest or principal with respect to the Excess Collateral (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor Interest; provided,
                                                                   --------
that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted Holder.

          "Transfer" shall have the meaning specified in subsection 11(a) of
           --------
this Series Supplement.

          "Transfer and Administration Agreement" shall mean the agreement among
           -------------------------------------
the Transferor and the Excess Collateral Holders, dated the Closing Date, as amended, supplemented or otherwise modified from time to time.

          "Unpaid Investor Monthly Servicing Fee" shall mean with respect to any
           -------------------------------------
Transfer Date, the amount of the Investor Monthly Servicing Fee with respect to such Transfer Date not distributed to the Servicer pursuant to subsection 4.09(a)(ii), subsection 4.09(b)(ii), subsection 4.09(c)(i), or subsection 4.13(a) of the Agreement and any overdue Investor Monthly Servicing Fee from prior Transfer Dates.

          SECTION 3.  Reassignment and Transfer Terms.  The Series 1999-3
                      -------------------------------
Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount. The deposit required in connection with any such repurchase shall be equal to the Invested Amount plus accrued and unpaid interest on the Series 1999-3 Certificates through the Record Date preceding the Distribution Date on which the repurchase occurs.

          SECTION 4.  Delivery and Payment for the Series 1999-3 Certificates.
                      -------------------------------------------------------
The Transferor shall execute and deliver the Class A Certificates and the Class B Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Class A Certificates and the Class B Certificates when authenticated in accordance with Section 6.02 of the Agreement.

          SECTION 5.  Depositary; Form of Delivery of the Series 1999-3
                      -------------------------------------------------
Certificates.  (a) The Class A Certificates and the Class B Certificates shall
------------
be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10 of the Agreement.

          (b) The Depositary for Series 1999-3 shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee. The Class A Certificates and the Class B Certificates will initially be held by the Trustee as custodian for The Depository Trust Company.

          SECTION 6.  Article IV of Agreement.  (A0 Sections 4.01, 4.02 and 4.03
                      -----------------------
of the Agreement shall be read in their entirety as provided in the Agreement except for subsections 4.02(b) and (c) of the Agreement which shall, for purposes of this Series Supplement, read in their entirety as follows:

     "(b) The Finance Charge and Principal Accounts.  The Trustee, for the
          -----------------------------------------
     benefit of the Series 1999-3 Certificateholders, shall establish and maintain in the name of the Trust with a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, two segregated trust accounts (the "Finance Charge Account" and the "Principal Account,"
                          ----------------------           -----------------
     respectively), bearing a designation clearly indicating that the funds therein are held for the benefit of the Series 1999-3 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account and the Principal Account and in all proceeds thereof. The Finance Charge Account and the Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-3 Certificateholders. Pursuant to authority granted to it hereunder, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Finance Charge Account and the Principal Account for the purpose of carrying out the Servicer's or the Trustee's duties hereunder. The Trustee at all times shall maintain copies of all written reports and instructions that it receives reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1999-3 Certificateholders.

     (c)  The Distribution Account.  The Trustee, for the benefit of the Series
          ------------------------
     1999-3 Certificateholders, shall cause to be established and maintained in the name of the Trust, with an office or branch of a Qualified Institution (other than the Transferor), which shall initially be the Paying Agent, a non-interest bearing segregated account (the "Distribution Account")
                                                   --------------------
     bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1999-3 Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Distribution Account and in all proceeds thereof. The Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-3 Certificateholders."

          (B)  Article IV of the Agreement (except for Sections 4.01, 4.02 and
4.03 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1999-3 Certificates:


                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.04  Rights of Certificateholders.  The Investor Certificates
                        ----------------------------
shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account and the Distribution Account (for such Series, the "Series 1999-3 Certificateholders' Interest"). The Excess
                  ------------------------------------------
Collateral shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account, except as specifically provided in this Article IV.

          Section 4.05  Collections and Allocation.
                        --------------------------

          (a)  Collections.  The Servicer will apply or will instruct the
               -----------
Trustee to apply all funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Principal Funding Account, the Reserve Account or the Distribution Account allocable to the Series 1999-3 Certificates as described in this Article IV.

          (b)  Daily Allocations During the Revolving Period.  During the
               ---------------------------------------------
Revolving Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1999-3 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account (A) prior to the Calculation Date in each Monthly Period an amount equal to the product of
     (x) the Floating Allocation Percentage and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, or
     (B) on and after each such Calculation Date to and including the last day of such Monthly Period, the lesser of (x) the product of (1) the Floating Allocation Percentage and (2) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (y) the excess of
     (1) the sum of the Monthly Interest, the Interest Shortfall and the Default Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) over (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(b)(i) of the Agreement. On each Date of Processing on and after each Calculation Date, Collections of Finance Charge Receivables allocated to the Series 1999-3 Certificates in excess of the amount required to be deposited and retained in the Finance Charge Account as provided above shall be held by the Servicer and applied in accordance with subsection 4.05(f) of the Agreement. In addition, on the Closing Date, the Transferor shall make a deposit to the Finance Charge Account in an amount equal to $400,000 to be applied as Collections of Finance Charge Receivables allocated to the Series 1999-3 Certificates. Notwithstanding the foregoing, on each Date of Processing from and including each Daily Deposit Date to but excluding the immediately succeeding Reversion Date, the Servicer shall be required to allocate to the Series 1999-3 Certificateholders the Floating Allocation Percentage of Collections of Finance Charge Receivables and deposit and retain in the Finance Charge Account an amount equal to the product of (i) the Floating Allocation Percentage and (ii) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1999-3 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing and pay such amount to the Transferor subject to the obligation of the Transferor to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f) of the Agreement; provided, however,
                                                             --------  -------
     that the amount to be paid to the Transferor pursuant to this subsection 4.05(b)(ii) of the Agreement on any Date of Processing shall be paid only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such Date of Processing and after giving effect to Collections of Principal Receivables on such Date of Processing) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the

     Agreement; provided, further, however, that on and after the Calculation
                --------  -------  -------
     Date if the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement are less than the sum of the Monthly Interest, the Interest Shortfall and the Default Interest for the Distribution Date following the then current Monthly Period (plus, if the Transferor is not the Servicer, the Investor Monthly Servicing Fee) (the amount of such shortfall, the "Finance Charge Deficit"), an amount not to exceed the product of (x) the
      ----------------------
     sum of the Class B Floating Allocation Percentage and the Excess Collateral Floating Allocation Percentage and (y) the Collections of Principal Receivables on any such Date of Processing ("Subordinate Principal
                                                  ---------------------
     Collections") with respect to the then current Monthly Period will be
     -----------
     deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be released from the Principal Account and paid to the holder of the Exchangeable Transferor Certificate, subject to the preceding proviso.

          (c)  Daily Allocations During the Accumulation Period.  During the
               ------------------------------------------------
Accumulation Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1999-3 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1999-3 Certificateholders and retain in the Principal Account an amount equal to the product of (x) the Fixed/Floating Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided,
                                       ---------------------    --------
     however, that if the sum of such Percentage Allocations with respect to the
     -------
     same Monthly Period exceeds the Controlled Deposit Amount
     for the related Distribution Date, then such excess shall be paid to the Holder of the Exchangeable Transferor Certificate (subject to the obligation of the Transferor to make an amount equal to the Reallocated Principal Collections and Excess Principal Collections for such Monthly Period available on the related Transfer Date in accordance with subsection 4.05(f) of the Agreement) if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement; provided, further,
                                                          --------  -------
     that on and after the Calculation Date if there is a Finance Charge Deficit, Subordinate Principal Collections with respect to each Monthly Period will be deposited into the Principal Account on a daily basis during such Monthly Period in an aggregate amount not to exceed the Finance Charge Deficit; at such time as the Finance Charge Deficit is equal to zero, such amounts may be released from the Principal Account to the holder of the Exchangeable Transferor Certificate, subject to the preceding proviso.

          (d)  Daily Allocations During the Rapid Amortization Period.  During
               ------------------------------------------------------
the Rapid Amortization Period, the Servicer shall, prior to the close of business on each Date of Processing, allocate the following amounts as set forth below:

               (i) Allocate to the Series 1999-3 Certificateholders and deposit and retain in the Finance Charge Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

               (ii) Allocate to the Series 1999-3 Certificateholders and deposit and retain in the Principal Account an amount equal to the product of (A) the Fixed/Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an
                              --------  -------
     amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to the Series 1999-3

     Certificateholders, the amount determined in accordance with this subparagraph (ii) shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on such Date of Processing is greater than the Minimum Transferor Interest (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Collection Account and applied in accordance with subsection 4.03(f) of the Agreement.

          (e)  Daily Deposits.  Notwithstanding the foregoing, the Servicer need
               --------------
not make daily deposits of Collections into the Collection Account at any time when the requirements of the third paragraph of subsection 4.03(a) of the Agreement are satisfied.

          (f)  Monthly Allocations During the Revolving Period and Accumulation
               ----------------------------------------------------------------
Period.  To the extent not previously allocated pursuant to subsection 4.05(b),
------
during the Revolving Period, the Servicer shall, on each Transfer Date, allocate to the Series 1999-3 Certificateholders and deposit in the Finance Charge Account an amount equal to (i) the lesser of (A) the product of (x) the Floating Allocation Percentage with respect to the preceding Monthly Period and (y) the aggregate amount of Collections of Finance Charge Receivables for the related Monthly Period, and (B) the aggregate of the amounts to be applied from amounts on deposit in the Finance Charge Account on such Transfer Date pursuant to subsections 4.09(a)(i) through (iii), 4.09(b)(i) and (ii), 4.09(c)(i) and 4.13(a) through (k) of the Agreement, minus (ii) the amounts deposited and retained in the Finance Charge Account daily during such Monthly Period pursuant to subsection 4.05(b)(i) of the Agreement. Any such amounts, to the extent they would be paid to First USA Bank, N.A., as Transferor or Servicer, pursuant to this Agreement or the Transfer and Administration Agreement, need not be so deposited but shall be deemed to have been so deposited and, as and when specified in the subsections identified above, be deemed to have been paid to First USA Bank, N.A., pursuant to such subsections. During the Revolving Period and the Accumulation Period, the Transferor shall, on each Transfer Date deposit in the Principal Account an amount equal to the sum of (I) the excess of the amount of Reallocated Principal Collections over the amount deposited and retained in the Principal Account pursuant to subsection 4.05(b)(ii) or 4.05(c)(ii) of the Agreement with respect to the Revolving Period or the Accumulation

Period, respectively, and (II) an amount equal to the amount of Excess Principal Collections to be applied for the benefit of other Series from amounts that were originally allocated to Series 1999-3, not to exceed (x) during the Revolving Period, the Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period or (y) during the Accumulation Period, the Fixed/Floating Allocation Percentage of Collections of Principal Receivables for the related Monthly Period less the amount thereof applied to pay Monthly Principal on the related Distribution Date.

          (g} Notwithstanding anything in this Section 4.05, if on any date the aggregate amount of Principal Receivables is less than the sum of the Invested Amounts for all Series then outstanding, all Collections of Principal Receivables on such date shall be deposited and applied in accordance with subsection 4.03(f) of the Agreement.

          The allocations to be made pursuant to this Section 4.05 of the Agreement also apply to deposits into the Collection Account that are treated as Collections, including Credit Adjustments, payment of the reassignment price pursuant to Section 2.07 of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.01,
12.01 or 12.02 of the Agreement and Section 3 of the Series Supplement for Series 1999-3. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement.

          Section 4.06  Determination of Monthly Interest for the Series 1999-3
                        -------------------------------------------------------
Certificates.  (a)  The amount of monthly interest (for the Series 1999-3
------------
Certificates, the "Class A Monthly Interest") distributable from the
                   ------------------------
Distribution Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the product of
(x) the Class A Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class A Outstanding Principal Balance as of the close of business on the last day of the preceding Monthly Period; provided, however,
                                                             --------  -------
that with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the sum of (i) the product of (x) the outstanding principal amount of the Class A Certificates on the Closing Date, (y) 15
divided by 360 and (z) the Class A Certificate Rate determined on April 29, 1999 and (ii) the product of (x) the outstanding principal amount of the Class A Certificates on the Closing Date, (y) 33 divided by 360 and (z) the Class A Certificate Rate determined on May 17, 1999.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to
                                         --------------------------
the excess, if any, of (x) the aggregate Class A Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the
                                                              ----
amount which was paid to the Class A Certificateholders in respect of interest on such preceding Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Default
                                                              ---------------
Interest") shall be payable as provided herein with respect to the Class A
--------
Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders equal to the product of (i) the product of (x) the Class A Certificate Rate plus 2.00% per annum and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such Class A Interest Shortfall. Notwithstanding anything to the contrary herein, Class A Default Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest (for the Series 1999-3 Certificates, the "Class B Monthly Interest") distributable from the
                   ------------------------
Distribution Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of(i) the product of
(x) the Class B Certificate Rate and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period; provided, however, that with
                                              --------  -------
respect to the first Distribution Date, Class B Monthly Interest shall be equal to sum of (i) the product of (x) the outstanding principal amount of the Class B Certificates on the Closing Date, (y) 15 divided by 360 and (z) the Class B Certificate Rate determined on April 29, 1999 and (ii) the product of (x) the outstanding principal amount of the Class B Certificates on the Closing Date,
(y) 33 divided
by 360 and (z) the Class B Certificate Rate determined on May 17, 1999.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to
                                         --------------------------
the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Period applicable to the preceding Distribution Date over (y) the
                                                              ----
amount which was paid to the Class B Certificateholders in respect of interest on such preceding Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Default
                                                              ---------------
Interest") shall be payable as provided herein with respect to the Class B
--------
Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders equal to the product of (i) the product of (x) the Class B Certificate Rate plus 2.00% per annum and (y) a fraction the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360 and (ii) such Class B Interest Shortfall. Notwithstanding anything to the contrary herein, Class B Default Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c) The minimum amount of monthly interest (for the Series 1999-3 Certificates, the "Excess Collateral Minimum Monthly Interest") distributable
                   ------------------------------------------
with respect to the Excess Collateral on any Transfer Date shall be an amount equal to one-twelfth of the product of (i) the Excess Collateral Minimum Rate and(ii) the Excess Collateral Amount as of the close of business on the last day of the preceding Monthly Period; provided, however, that with respect to the
                                 --------  -------
first Transfer Date, Excess Collateral Minimum Monthly Interest shall be equal to the product of (a) the Excess Collateral Minimum Rate, (b) a fraction the numerator of which is 45 and the denominator of which is 360, and (c) the Excess Collateral Initial Amount.

          On the Determination Date preceding each Transfer Date, the Servicer shall determine an amount (the "Excess Collateral Interest Shortfall") equal to
                                ------------------------------------
the excess, if any, of (x) the aggregate Excess Collateral Minimum Monthly Interest for the Interest Period applicable to the preceding Transfer Date over
                                                                           ----
(y) the amount which was paid to the Excess Collateral Holders in respect of interest on such preceding Transfer Date pursuant to the terms hereof.

          Section 4.07  Determination of Monthly Principal.  (a) The amount of
                        ----------------------------------
monthly principal (the "Class A Monthly Principal") distributable from the
                        -------------------------
Principal Account with respect to the Class A Certificates on each Transfer Date beginning with the Transfer Date in the month following the month in which the Accumulation Period or, if earlier, the Rapid Amortization Period begins shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class A Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date and
(iii) the Class A Adjusted Invested Amount on such Transfer Date prior to any deposit into the Principal Funding Account to be made on such day.

          (b) The amount of monthly principal (the "Class B Monthly Principal")
                                                    -------------------------
distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date, beginning with the Transfer Date first preceding the Class B Principal Commencement Date, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Accumulation Period prior to the Class B Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal for such Transfer Date) and (iii) the Class B Adjusted Invested Amount on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14 of the Agreement on such Transfer Date).

          (c) The amount of monthly principal (the "Excess Collateral Monthly
                                                    -------------------------
Principal") distributable from the Principal Account with respect to the Excess
---------
Collateral on each Transfer Date, beginning with the Transfer Date first preceding the Excess Collateral Principal Commencement Date, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class

B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Accumulation Period prior to the Excess Collateral Scheduled Payment Date, the Controlled Deposit Amount for such Transfer Date (minus the Class A Monthly Principal and the Class B Monthly Principal for such Transfer
Date) and (iii) the Excess Collateral Adjusted Amount on such Transfer Date (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.12 and 4.14 of the Agreement on such Transfer Date).

          Section 4.08  Coverage of Required Amount for the Investor
                        --------------------------------------------
Certificates.  On each Determination Date, the Servicer shall determine the
------------
amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A
             -----------------------
Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) Class A Default Interest, if any, for such Distribution Date and any Class A Default Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) if First USA Bank, N.A. is no longer the Servicer, the Class A Monthly Servicing Fee for the related Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds for the related Monthly Period.

          On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if
      -----------------------
any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) Class B Default Interest, if any, for such Distribution Date and any Class B Default Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date and (iv) if First USA Bank, N.A. is no longer the Servicer, the Class B Monthly Servicing Fee for the related Distribution Date exceeds the Class B Available Funds for the related Monthly Period and (y) the amount, if any, by which the Class B Investor Default Amount, if any, for such Distribution Date exceeds the amount of Excess Finance Charge Collections available to make payments with respect thereto pursuant to subsection 4.13(d) of the Agreement.

          In the event that the sum of the Class A Required Amount and the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on the related Determination Date. In the event that the Class A Required Amount for such Distribution Date is greater than zero all or a portion of the Excess Finance Charge Collections with respect to the related Transfer Date in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Finance Charge Account on such Distribution Date pursuant to subsection 4.13(a) of the Agreement. In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Finance Charge Collections with respect to such Transfer Date, the Collections of Principal Receivables allocable to the Excess Collateral and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the prior Monthly Period shall be applied as specified in
Section 4.14 of the Agreement. In the event that after the application of Excess Finance Charge Collections there is a Class B Required Amount for such Transfer Date, the Collections of Principal Receivables allocable to the Excess Collateral (after application to the Class A Required Amount) shall be applied as specified in Section 4.14 of the Agreement; provided, however, that the sum
                                               --------  -------
of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

          Section 4.09  Monthly Payments.  On each Transfer Date, the Trustee,
                        ----------------
acting in accordance with written instructions from the Servicer substantially in the form of Exhibit D hereto, shall make the withdrawals, deposits and payments specified in subsections (a) through (h) of this Section 4.09.

          (a) On the Transfer Date preceding each Distribution Date, an amount equal to the Class A Available Funds deposited or deemed to have been deposited into the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not paid to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Default Interest for such
                        ----
     Distribution Date, shall be
     deposited by the Servicer or the Trustee into the Distribution Account;

               (ii) if First USA Bank, N.A. is no longer the Servicer, an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer;

               (iii) an amount equal to the aggregate Class A Investor Default Amount, if any, for such Distribution Date shall be (A) distributed to the Holder of the Exchangeable Transferor Certificate on Distribution Dates with respect to the Revolving Period, but not exceeding the Transferor Interest (determined as of such Distribution Date after giving effect to any Principal Receivables transferred to the Trust during the Monthly Period relating to such Distribution Date, any such amount in excess of the Transferor Interest to be treated as Unallocated Principal Collections) and
     (B) deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for Distribution Dates with respect to the Amortization Period; and

               (iv) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.13 of the Agreement.

          (b) On the Transfer Date preceding each Distribution Date, an amount equal to the Class B Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest
                        ----
     previously due but not paid to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Default Interest for such
                        ----
     Distribution Date, shall be deposited by the Servicer or the Trustee into the Distribution Account;

               (ii) if First USA Bank, N.A. is no longer the Servicer, an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer; and

               (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.13 of the Agreement.

          (c) On the Transfer Date preceding each Distribution Date, an amount equal to the Excess Collateral Available Funds deposited or deemed to have been deposited in the Finance Charge Account for the related Monthly Period will be distributed in the following priority:

               (i) if First USA Bank, N.A. is no longer the Servicer, an amount equal to the Excess Collateral Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer; and

               (ii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in
     Section 4.13 of the Agreement.

          (d) On each Transfer Date during the Revolving Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period in the following priority:

               (i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Collections of Principal Receivables available for sharing as specified in the related Series Supplement for each Series and (2) the Principal Shortfall applicable to such other Series and (B) remaining Available Investor Principal Collections, shall be treated as Excess Principal Collections and be deposited in the applicable principal accounts for such other Series with Principal Shortfalls; and

               (ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsection 4.09(d)(i) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however,
                                                            --------  -------
     that the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(d)(ii) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and after giving effect to Collections of Principal Receivables on such Transfer Date) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement.

          (e) On each Transfer Date, during the Accumulation Period or the Rapid Amortization Period, the Trustee shall distribute an amount equal to the Available Investor Principal Collections deposited or deemed to have been deposited into the Principal Account for the related Monthly Period plus the other amounts set forth below in the following priority:

               (i) an amount equal to the Class A Monthly Principal for such Transfer Date plus, to the extent of any applicable Principal Shortfall for
                   ----
     the related Distribution Date, Excess Principal Collections from other Series and Unallocated Principal Collections allocated to the Investor Certificates in accordance with subsection 4.03(f) of the Agreement, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

               (ii) after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly Principal plus, to
                                                                        ----
     the extent of any applicable Principal Shortfall for the related Distribution Date, Excess Principal Collections from other Series and Unallocated Principal Collections allocated to the Investor Certificates in accordance with subsection 4.03(f) of the Agreement, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, deposited into the Distribution Account;

               (iii) after giving effect to the distributions referred to in clauses (i) and (ii) above, an amount equal to the Excess Collateral Monthly Principal plus, to the extent of any applicable Principal
                       ----

     Shortfall for the related Distribution Date, Excess Principal Collections from other Series and Unallocated Principal Collections allocated to the Investor Certificates in accordance with subsection 4.03(f) of the Agreement, to the extent available, shall be (A) during the Accumulation Period, deposited into the Principal Funding Account, and (B) during the Rapid Amortization Period, paid to the Excess Collateral Holders;

               (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each other Series and (2) the Principal Shortfalls for all Series and (B) the Available Investor Principal Collections, shall remain in the Principal Account to be treated as Excess Principal Collections and applied to Series other than this Series 1999-3; and

               (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsection 4.09(e)(i) through (iv) above shall be paid to the Holder of the Exchangeable Transferor Certificate; provided, however, that
                                                        --------  -------
     the amount to be paid to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) with respect to such Transfer Date shall be paid to the Holder of the Exchangeable Transferor Certificate only if the Transferor Interest on the related Date of Processing is greater than the Minimum Transferor Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b) of the Agreement) and otherwise shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.03(f) of the Agreement; provided, further,
                                                             --------  -------
     that in no event shall the amount payable to the Holder of the Exchangeable Transferor Certificate pursuant to this subsection 4.09(e)(v) be greater than the Transferor Interest on such Transfer Date.

          (f) On the earlier to occur of the first Transfer Date with respect to the Rapid Amortization Period or the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee shall withdraw from the Principal Funding Account and (i) deposit in the Distribution Account the amount deposited in the Principal Funding Account pursuant to subsections 4.09(e)(i) and 4.09(e)(ii) of the Agreement and (ii) pay to the Excess Collateral Holders, in accordance with subsection 5.01(c) of the Agreement, an amount equal to the lesser of the amount deposited in the Principal Funding Account pursuant to subsection 4.09(e)(iii) of the Agreement and the Excess Collateral Amount.

          (g)  [Reserved]

          (h) On the earlier to occur of the first Distribution Date with respect to the Rapid Amortization Period or the Class A Scheduled Payment Date and on each Distribution Date thereafter, the Trustee shall pay in accordance with Section 5.01 of the Agreement from the Distribution Account the amount so deposited into the Distribution Account pursuant to subsection 4.09(f)(i) of the Agreement on the related Transfer Date in the following priority:

               (i) an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class A Invested Amount shall be paid to the Class A Certificateholders; and

               (ii) on the Class B Principal Commencement Date and on each Distribution Date thereafter, after giving effect to the distributions referred to in clause (i) above, an amount equal to the lesser of such amount on deposit in the Distribution Account and the Class B Invested Amount shall be paid to the Class B Certificateholders.

          (i) The Accumulation Period is scheduled to commence at the close of business on March 31, 2003; provided, however, that, if the Accumulation Period
                            --------  -------
Length (determined as described below) is less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Servicer, upon written notice to the Trustee, be delayed to the first Business Day of the month that is the number of months prior to the Class A Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of

Monthly Periods in the Accumulation Period will at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal
                                 --------------------------
the number of months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period
                            --------  -------
Length will not be less than one month.

          Section 4.10  Payment of Class A Certificate and Class B Certificate
                        ------------------------------------------------------
Interest.  On each Distribution Date, the Paying Agent shall pay in accordance
--------
with Section 5.01 of the Agreement to the Class A Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsections 4.09(a)(i), 4.13(a), 4.14(a)(i)(x) and 4.14(b)(i) of the
Agreement on the related Transfer Date or such Distribution Date, as applicable and to the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsections 4.09(b)(i), 4.13(c) and 4.14(a)(i)(y) of the Agreement on the related Transfer Date.

          Section 4.11  [Reserved]

          Section 4.12  Investor Charge-Offs.
                        --------------------

          (a) On each Distribution Date, the Servicer shall calculate the Class A Investor Default Amount. If on any Distribution Date, the Class A Investor Default Amount for such Distribution Date exceeds the sum of the amount allocated with respect thereto pursuant to subsection 4.09(a)(iii), subsection 4.13(a) and Section 4.14 of the Agreement with respect to the Monthly Period immediately preceding such Distribution Date, the Excess Collateral Amount will be reduced by the amount of such excess, but not more than the Excess Collateral Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A

Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-
                                                       -----------------------
Off"). If the Class A Invested Amount has been reduced by the amount of any
---
Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.13(b) of the Agreement.

          (b) On each Distribution Date, the Servicer shall calculate the Class B Investor Default Amount. If on any Distribution Date, the Class B Investor Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections and Reallocated Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.13(d) and Section 4.14 of the Agreement, the Excess Collateral Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess but not more than the Excess Collateral Amount for such Distribution Date. In the event that, but for the limitation on the amount of such reduction in the preceding sentence, such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero, but not more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). The Class B Invested
                           ---------------------------
Amount will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Excess Collateral Amount pursuant to Section 4.14 of the Agreement and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount pursuant to subsection 4.12(a) of the Agreement. The Class B Invested Amount will thereafter be reimbursed (but not by an amount in excess of the unpaid principal balance of the Class B Certificates) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.13(e) of the Agreement.

          (c) On each Distribution Date, the Servicer shall calculate the Excess Collateral Default Amount. If on any Distribution Date, the Excess Collateral Default Amount for such Distribution Date exceeds the sum of the amount of Excess Finance Charge Collections which are allocated and available to fund such amount pursuant to subsection 4.13(h) of the Agreement, the Excess Collateral Amount (after giving effect to any adjustments with respect thereto as described in the preceding paragraphs) will be reduced by the amount of such excess but not more than the Excess Collateral Amount for such Distribution Date (an "Excess Collateral
                                                         -----------------
Charge-Off"). The Excess Collateral Amount will also be reduced by the amount of
----------
Reallocated Principal Collections pursuant to Section 4.14 of the Agreement and the amount of any portion of the Excess Collateral Amount allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Invested Amount, pursuant to subsection 4.12(a) of the Agreement, or the Class B Invested Amount, pursuant to subsection 4.12(b) of the Agreement, respectively. The Excess Collateral Amount will thereafter be reimbursed (but not by an amount in excess of the unpaid principal balance of the Excess Collateral Amount) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.13(i) of the Agreement.

          Section 4.13  Excess Finance Charge Collections for the Series 1999-3
                        -------------------------------------------------------
Certificates.  On each Transfer Date, the Servicer will apply or cause the
------------
Trustee to apply Excess Finance Charge Collections with respect to the related Monthly Period, to make the following distributions in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund the Class A Required Amount and be applied in accordance with subsection 4.09(a) of the Agreement;

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs, which have not been previously reimbursed (after giving effect to the allocation with respect to the related Distribution Date of certain other amounts applied for that purpose) will be distributed to the Holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization

Period, will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (c) an amount equal to the amount of interest which has accrued with respect to the Class B Outstanding Principal Balance at the applicable Class B Certificate Rate but has not been deposited in the Distribution Account for the benefit of the Class B Certificateholders either on such Transfer Date or on a prior Transfer Date and any other amounts due and owing on the related Distribution Date pursuant to subsection 4.09(b)(i) of the Agreement will be deposited into the Distribution Account for payment to the Class B Certificateholders;

          (d) an amount equal to the aggregate Class B Investor Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)), and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced below the initial Class B Invested Amount for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (f) an amount equal to the Excess Collateral Minimum Monthly Interest for such Transfer Date, plus the amount of any Excess Collateral Minimum Monthly Interest previously due but not paid to the Excess Collateral

Holders on a prior Transfer Date will be paid to the Excess Collateral Holders in accordance with subsection 5.01(c) of the Agreement;

          (g) an amount equal to the Unpaid Investor Monthly Servicing Fee, with respect to the related Distribution Date, will be paid to the Servicer;

          (h) an amount equal to the aggregate Excess Collateral Default Amount, if any, for the related Distribution Date will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period (but not exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day)), and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (i) an amount equal to the aggregate amount by which the Excess Collateral Amount has been reduced below the Excess Collateral Initial Amount for reasons other than the payment of principal to the Excess Collateral Holders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be distributed to the holder of the Exchangeable Transferor Certificate on Transfer Dates with respect to the Revolving Period, but not in an amount exceeding the Transferor Interest in Principal Receivables on such day (after giving effect to any new Principal Receivables transferred to the Trust on such day) and on Transfer Dates with respect to the Amortization Period will be deposited in the Principal Account and treated as a portion of Available Investor Principal Collections for the related Distribution Date;

          (j) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.17(f) of the Agreement, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

          (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through

(j) above shall be paid to the Excess Collateral Holders in accordance with subsection 5.01(c) of the Agreement.

          Section 4.14  Reallocated Principal Collections for the Series 1999-3
                        -------------------------------------------------------
Certificates.
------------

          (a) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Excess Collateral Amount, equal to the product of (a)(i) during the Revolving Period, the Excess Collateral Floating Allocation Percentage or (ii) during an Amortization Period, the Excess Collateral Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause
(i) below are called "Reallocated Excess Collateral Principal Collections"):
                      ---------------------------------------------------

               (i) an amount equal to the sum of (x) the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the Class B Required Amount with respect to the related Monthly Period which amount shall be applied in priority first pursuant to subsections 4.09(a)(i) through (iii) of the Agreement and then pursuant to subsections 4.09(b)(i) and (ii) and 4.13(c) and (d) of the Agreement; and

               (ii) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Excess Collateral Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

          (b) On each Distribution Date, the Servicer will apply or cause the Trustee to apply an amount, not to exceed the Class B Invested Amount, equal to the product of (a)(i) during the Revolving Period, the Class B Floating Allocation Percentage or (ii) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (b) the amount of Collections of Principal Receivables with respect to the related Monthly Period in the following priority (such collections applied in accordance with clause (i) below are called "Reallocated Class B Principal Collections"):
            -----------------------------------------

               (i) an amount equal to the excess, if any, of the Class A Required Amount with respect to such related Monthly Period over the sum of
     (x) the amount of Excess Finance Charge Collections with respect to such related Monthly Period and (y) the amount of Reallocated Excess Collateral Principal Collections applied with respect thereto for the related Monthly Period shall be applied in priority pursuant to subsection 4.09(a)(i) through (iii) of the Agreement; and

               (ii) any such collections not applied in the foregoing manner (and therefore not constituting Reallocated Class B Principal Collections) will, on Distribution Dates with respect to the Revolving Period, be applied as Available Investor Principal Collections.

          On each Distribution Date the Excess Collateral Amount shall be reduced by the amount of Reallocated Excess Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections for such Distribution Date. In the event that such reduction would cause the Excess Collateral Amount to be a negative number, the Excess Collateral Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Excess Collateral Amount would have been reduced below zero. In the event that the reallocation of Collections of Principal Receivables would cause the Class B Invested Amount to be a negative number on any Distribution Date, Collections of Principal Receivables shall be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Invested Amount to be reduced to zero.

          Section 4.15  Determination of LIBOR.
                        ----------------------

          (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

          (b) The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1999-3 Certificateholder by telephoning the Paying Agent at (800) 254-2826.

          (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period. The Trustee shall cause the Class A Certificate Rate and the Class B Certificate Rate applicable to an Interest Period to be provided to the Luxembourg Stock Exchange and to be published in a daily newspaper in Luxembourg as soon as possible after its determination but in no event later than the first day of such Interest Period. In addition, the Trustee shall cause the Class A Monthly Interest and the Class B Monthly Interest applicable to an Interest Period to be provided to the Luxembourg Stock Exchange and to be published in a daily newspaper in Luxembourg as soon as possible after the Trustee receives notification from the Servicer of the Class A Monthly Interest and the Class B Monthly Interest, but in no event later than the first day of such Interest Period.

          Section 4.16  Principal Funding Account.
                        -------------------------

          (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Principal Funding Account"), bearing a designation clearly indicating that
      -------------------------
the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If any time the institution holding the Principal Funding Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Supplement, and (ii) on each Transfer Date (from and after the commencement of the Accumulation Period) prior to termination of the Principal Funding Account make a deposit into the Principal Funding Account in the amount specified in, and otherwise in accordance with, subsection 4.09(e) of the Agreement.

          (b) Funds on deposit in the Principal Funding Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

          On the Transfer Date occurring in the month following the commencement of the Accumulation Period and on each Transfer Date thereafter with respect to the Accumulation Period, the Trustee, acting at the Servicer's written direction given on such Transfer Date, shall (x) transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds, Class B Available Funds and Excess Collateral Available Funds pursuant to subsections 4.09(a), 4.09(b) and 4.09(c), respectively, of the Agreement and

(y) pay any excess Principal Funding Investment Proceeds to the Excess Collateral Holders. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsections 4.17(d), 4.17(e) and 4.17(f) of the Agreement. Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

          Section 4.17  Reserve Account.
                        ---------------

          (a) The Servicer shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Trust, for the benefit of the Investor Certificateholders, a segregated trust account with the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds
      ---------------
deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If at any time the institution holding the Reserve Account ceases to be a Qualified Institution the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and
(ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.13(j) of the Agreement.

          (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments.
Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Investor Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account for application as Collections of Finance Charge Receivables allocable to the Investor Certificates on such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Invested Amount and the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment
 -------------------
Shortfall with respect to each Transfer Date with respect to the Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period; provided, however, that such amount will be reduced to the extent that funds
--------  -------
otherwise would be available for deposit in the Reserve Account under subsection 4.13(j) of the Agreement with respect to such Transfer Date.

          (d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Trustee (acting in accordance with the written instructions of the Servicer), deposited into the Finance Charge Account for application in accordance with Section 4.09 of the Agreement.

          (e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account and deposit in the Finance Charge Account an amount equal to such Reserve Account Surplus for application in accordance with
Section 4.09 of the Agreement.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Invested Amount is paid in full to the Series 1999-3 Certificateholders, (iii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 1999-3 and (iv) if the Accumulation Period has commenced, the earlier of the first Transfer Date with respect to the Rapid Amortization Period and the Class A Scheduled Payment Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1999-3 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and deposit in the Finance Charge Account all amounts, if any, on deposit in the Reserve Account for application in accordance with Section 4.09 of the Agreement, and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          SECTION 7.  Article V of the Agreement.  Article V of the Agreement
                      --------------------------
shall read in its entirety as follows and shall be applicable only to the Series 1999-3 Certificates:

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

          Section 5.01  Distributions.
                        -------------

          (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class A
Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section

12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class
--- ----
A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to subsection 4.09(h) and Section 4.10 of the Agreement by check mailed to each Class A Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final
                                             --------  -------
payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

          (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to each Class B Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.04(e) or in Section 12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate
                                       --- ----
Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to subsection 4.09(h) and
Section 4.10 of the Agreement by check mailed to each Class B Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interests aggregating not less than 80% of the Class B Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final
                                             --------  -------
payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the

Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

          (c) On each Transfer Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b) of the Agreement) to the Excess Collateral Holders the amounts payable to the Excess Collateral Holder pursuant to subsection 4.09(e)(iii), subsection 4.09(f)(ii), subsection 4.13(f), subsection 4.13(k) and subsection 4.16(b) of the Agreement by wire transfer, at the expense of such Excess Collateral Holders, to an account or accounts designated by such Excess Collateral Holders by written notice given to the Trustee not less than five days prior to the related Transfer Date.

          Section 5.02  Monthly Certificateholders' Statement.
                        -------------------------------------

          (a) On each Distribution Date, the Paying Agent shall forward to each Certificateholder and each Rating Agency a statement substantially in the form of Exhibit E prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate):

               (i)    the total amount distributed;

               (ii) the amount of such distribution allocable to Certificate Interest;

               (iii) the amount of such distribution allocable to Certificate Principal;

               (iv) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Excess Collateral Amount, respectively;

               (v) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the

     Excess Collateral Amount, respectively, and the amount of Principal Funding Investment Proceeds and investment earnings on amounts on deposit in the Reserve Account;

               (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Excess Collateral Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

               (vii) the aggregate outstanding balance of Accounts which are 35, 65, 95, 125 and 155 or more days Contractually Delinquent as of the end of the day on the Record Date;

               (viii) the aggregate Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Excess Collateral Default Amount for the related Monthly Period;

               (ix) the aggregate amount of Class A Investor Charge-Offs and the amount by which the Class B Invested Amount and the Excess Collateral Amount have been reduced with respect to the related Monthly Period;

               (x) the aggregate amount of Class A Investor Charge-Offs reimbursed and the amount by which reductions of the Class B Invested Amount and the Excess Collateral Amount have been reimbursed on the Transfer Date immediately preceding such Distribution Date;

               (xi) the amount of the Class A Monthly Servicing Fee, the Class B Monthly Servicing Fee and the Excess Collateral Monthly Servicing Fee for the related Monthly Period;

               (xii) the amount of Reallocated Excess Collateral Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

               (xiii) the Excess Collateral Amount as of the close of business on such Distribution Date;

               (xiv)   the Portfolio Yield for the related Monthly Period;

               (xv)    the Base Rate for the related Monthly Period;

               (xvi) the Principal Funding Account Balance on the related Transfer Date;

               (xvii)  the Accumulation Shortfall;

               (xviii) the Accumulation Period Commencement Date and the Accumulation Period Length; and

               (xix) the Principal Funding Investment Shortfall, the Required Reserve Account Amount, the Reserve Account Balance and the Reserve Draw Amount for such Monthly Period.

          (b)  Annual Certificateholders' Tax Statement.  On or before January
               ----------------------------------------
31 of each calendar year, beginning with calendar year 2000, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Class A Certificateholder or a Class B Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1999-3 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-3 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates and Class B Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Class A Certificateholders and the Class B Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 8.  Series 1999-3 Pay Out Events.  If any one of the following
                      ----------------------------
events shall occur with respect to the Series 1999-3 Certificates:

          (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1999-3 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1999-3 Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1999-3, and continues to affect materially and adversely the interests of the Series 1999-3 Certificateholders for such period;

          (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to
Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1999-3 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1999-3 and (ii) as a result of which the interests of the Series 1999-3 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a
                                                   --------  -------
Series 1999-3 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Base Rate for such three consecutive Monthly Periods;

          (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a) of the Agreement; or

          (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1999-3 Certificateholders.

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1999-3 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1999-3 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series
                                                                      ------
1999-3 Pay Out Event") has occurred as of the date of such notice, and in the
--------------------
case of any event described in subparagraphs (c) or (d), a Series 1999-3 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1999-3 Certificateholders immediately upon the occurrence of such event.

          For purposes of Series 1999-3, the fifth sentence of subsection 9.02(a) of the Agreement shall be amended to read in its entirety as follows:

     "If, however, with respect to the portion of the Receivables allocable to any outstanding Series, the holders of more than 50% of the principal amount of the Class A Certificates and the Class B Certificates and in the case of the Excess Collateral Amount, holders of more than 50% of the principal amount of the Excess Collateral Amount as well as more than 50% of holders of interests in the right to receive interest payments in respect of the Excess Collateral Amount, instruct the Trustee not to sell the portion of the Receivables allocable to such Series, the Trust shall continue with respect to such Series pursuant to the terms of the Agreement and the Supplement."

          SECTION 9.  Series 1999-3 Termination.  The right of the Series 1999-3
                      -------------------------
Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1999-3 Termination Date.

          SECTION 10.  Periodic Finance Charges and Other Fees. The Transferor
                       ---------------------------------------
hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

          SECTION 11.  Transfers of Excess Collateral.  (a)  No portion of the
                       ------------------------------
Excess Collateral or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this Section 11. No
                      --------
portion of the Excess Collateral or any interest therein may be Transferred to any Person (other than Bankers Trust (Delaware), not in its individual capacity but solely in its capacity as owner trustee of the First USA Secured Note Trust 1999-3 and The Bank of New York, not in its individual capacity but solely in its capacity as indenture trustee for the First USA Secured Note Trust 1999-3) (each, an "Assignee"), unless the Assignee shall have executed and delivered the
           --------
certification referred to in subsection 11(e) below. Any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void.

          (b) Each Assignee shall certify to the Transferor, the Servicer, and the Trustee that it is either (A)(i) a citizen or resident of the U.S., (ii) a corporation, partnership or other entity organized in or under the laws of the U.S. or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Excess Collateral may constitute unrelated business taxable income or (iii) a Person not described in
(i) or (ii) whose ownership of any interest in the Excess Collateral is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) or (B) an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes. Each Assignee also shall agree that (a) if it is a person described in clause (A)(i) or (A)(ii) above, it will furnish to the Person from whom it is acquiring any interest in the Excess Collateral, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 (and will agree to furnish a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form) or (b) if it is a person described in clause (A)(iii) above, it will furnish to the person from whom it is acquiring any interest in the Excess Collateral, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 (and will agree to furnish a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws), and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Trustee.

          (c) Each Initial Purchaser of any interest in the Excess Collateral and any Assignee thereof shall certify to the Transferor, the Servicer and the Trustee that, in the case of any Assignee, it has not acquired and, in the case of each Initial Purchaser and any Assignee, it will not sell, trade or transfer any interest in the Excess Collateral or cause an interest in the Excess Collateral to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. In addition, any Assignee shall certify, prior to any delivery or Transfer to it of any Excess Collateral that it is not and will not become, for so long as it holds an interest in the Excess Collateral, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes or, if it is such a Person, the Excess Collateral will represent not more than 50% of the value of all of its assets. Each Initial Purchaser of an interest in the Excess Collateral acknowledges that the Opinion of Counsel to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of its certifications described in this subsection 11(c). For purposes of this Section 11, "Initial Purchaser" shall mean the Transferor, Bankers Trust (Delaware), not in its individual capacity but solely in its capacity as owner trustee of the First USA Secured Note Trust 1999-3 and The Bank of New York, not in its individual capacity but solely in its capacity as indenture trustee for the First USA Secured Note Trust 1999-3.

          (d) Each Initial Purchaser of any interest in the Excess Collateral shall, by its acceptance of the Excess Collateral, be deemed to have certified and each Assignee shall certify to the Transferor, the Servicer and the Trustee
(i) that it has purchased its interest in the Excess Collateral for investment only and not with a view to any public distribution thereof, (ii) that it will not offer, sell, pledge or otherwise transfer its interest in all or any portion of the Excess Collateral, except in compliance with the Securities Act and other applicable laws and only (1) to the Transferor or (2) to a limited number of institutional "accredited investors" (as defined in rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee) and (iii) its purchase of its interest in the Excess Collateral is not being made in reliance on the Prospectus. No Excess Collateral Holders will have the right to require the Transferor to register the Excess Collateral or any other securities under the Securities Act or any other securities laws. Each holder by accepting a beneficial interest in the Excess Collateral is deemed to represent that it is an institutional "accredited investor" (as defined in rule 501(a)(1), (2), (3) or (7) under the Securities Act).

          (e) Any request for registration of transfer of all or any portion of the Excess Collateral shall be made at the office of the Transfer Agent and Registrar and shall be accompanied by a letter of representations from the prospective Excess Collateral Holders substantially in the form attached as Exhibit F, executed by the ultimate beneficial purchaser of the Excess Collateral Amount (or any portion thereof) in person or by such prospective Excess Collateral Holder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, the Excess Collateral (or such portion thereof) shall be transferred upon the Certificate Register. Such transfers of all or any portion of the Excess Collateral shall be subject to the restrictions set forth in this Section 11 and to such other restrictions as shall be set forth in the letter of representations, substantially in the form attached as Exhibit F, executed by the purchasing Excess Collateral Holder. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

          (f) No portion of the Excess Collateral or any interest therein may be Transferred (including in the initial offering) to (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ' 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

          (g) The Transferor and the Servicer will facilitate any transfer of the Excess Collateral consistent with the requirements of this Section 11, including assisting in the determination as to whether the number of Targeted Holders would exceed ninety-nine.

          SECTION 12.  Compliance with Withholding Requirements.
                       ----------------------------------------
Notwithstanding any other provision of the Agreement, the Trustee and any Paying Agent shall comply with all Federal withholding requirements with respect to payments to the Excess Collateral Holders of interest, original issue discount, or other amounts that the Trustee, any Paying Agent, the Servicer or the Transferor reasonably believes are applicable under the Code. The consent of the Excess Collateral Holders shall not be required for any such withholding.
In the event the Trustee or the Paying Agent withholds any amount from payments made to any Excess Collateral Holders pursuant to federal withholding requirements, the Trustee or the Paying Agent shall indicate to such Excess Collateral Holders the amount withheld and all such amounts shall be deemed to have been paid to such Excess Collateral Holder and the Excess Collateral Holders shall have no claim therefor.

          SECTION 13.  Tax Characterization of the Excess Collateral.  It is the
                       ---------------------------------------------
intention of the parties hereto that the provisions of Section 3.07 of the Agreement shall not apply to cause the Excess Collateral to be treated as debt for Federal, state and local income and franchise tax purposes, but rather it is the intention of the parties hereto that Excess Collateral be treated for Federal, state and local income and franchise tax purposes as an equity interest in the assets of the Trust. In the event that the Excess Collateral is not so treated, it is the intention of the parties that the Excess Collateral be treated as an interest in a partnership that owns the Receivables.

          SECTION 14.  ERISA Legend.  Each Class B Certificate will bear a
                       ------------
legend or legends substantially in the following form:

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK, N.A. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V) ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          Each Certificate Owner by virtue of its beneficial interest in the Class B Certificates shall be deemed to have made the representations and warranties stated in such legend.

          SECTION 15.  Amendment and Ratification of Agreement.  As supplemented
                       ---------------------------------------
by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. Subsection 12.01(c) of the Agreement is hereby amended by substituting in the second sentence thereof in place of the words "and pay the proceeds to all Certificateholders of such Series . . ." the following: "and pay the proceeds to the Investor Certificateholders of such Series . . ."

          SECTION 16.  Counterparts.  This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 17.  GOVERNING LAW.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                       -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 18.  Additional Representations and Warranties of the
                       ------------------------------------------------
Servicer. First USA Bank, N.A., as initial Servicer, hereby makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

               (a)  All Consents.  All authorizations, consents, orders or
                    ------------
     approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Supplement by the Servicer and the performance of the transactions contemplated by this Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

               (b)  Rescission or Cancellation.  The Servicer shall not permit
                    --------------------------
     any rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

               (c)  Receivables Not To Be Evidenced by Promissory Notes.  Except
                    ---------------------------------------------------
     in connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the UCC as in effect in the State of Delaware).

          SECTION 19.  Appointment of co-Paying Agent, co-Transfer Agent and co-
                       --------------------------------------------------------
Registrar.  BDL is appointed as co-paying agent and as co-transfer agent and co-
---------
registrar in Luxembourg with respect to the Class A Certificates and the Class B Certificates, for so long as either the Class A Certificates or the Class B Certificates are listed on the Luxembourg Stock Exchange. Any reference in this Series Supplement to the Paying Agent or the Transfer Agent and Registrar shall be deemed to include BDL as co-paying agent or co-transfer agent and co-registrar, as the case may be, unless the context requires otherwise.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1999-3 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                            FIRST USA BANK, N.A.,
                                              Transferor and Servicer


                                            By:  /s/Daniel A. Long, Jr
                                                 -------------------------------
                                                 Name:  Daniel A. Long, Jr.
                                                 Title: Vice President



                                            THE BANK OF NEW YORK (DELAWARE),
                                              Trustee


                                            By:  /s/ Cheryl L. Laser
                                                 -------------------------------
                                                 Name:  Cheryl L. Laser
                                                 Title: Assistant Vice President

                                                            EXHIBIT A


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No. R-1                                                      $___________

Series Termination
Date: December 19, 2006                                    CUSIP NO.   337435DY4

           FIRST USA CREDIT CARD MASTER TRUST CLASS A FLOATING RATE
                    ASSET BACKED CERTIFICATE, SERIES 1999-3

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/R/ and MasterCard/R/ credit card accounts generated or to be generated by First USA Bank, N.A. (the "Bank").

                 (Not an interest in or a recourse obligation
               of First USA Bank, N.A, or any affiliate thereof)

          This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the

--------------------
     * VISA/R/ and MasterCard/R/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

"Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as supplemented by the Series 1999-3 Supplement (the "Series 1999-3 Supplement"), dated as of May 4, 1999, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA7 and MasterCard7 revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series 1999-3 Supplement) and all other assets and interests constituting the Trust and all proceeds of the foregoing.

          Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711,
Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1999-3" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Class A Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class A Certificates and the First USA Credit Card Master

Trust Class B Floating Rate Asset Backed Certificates, Series 1999-3 (the "Class B Certificates") with the intention that the Class A Certificates and the Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein, by acceptance of its Class A Certificate or any interest therein, agrees to treat the Class A Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust Excess Collateral, Series 1999-3 (the "Excess Collateral") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the Excess Collateral, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the Excess Collateral (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

          The Class A Initial Invested Amount is $700,000,000. The Class A Invested Amount for any monthly Distribution Date will be an amount equal to $700,000,000, minus the aggregate amount of principal payments made to the Class
              -----
A Certificateholders prior to such Distribution Date and minus the excess, if
                                                         -----
any, of the aggregate amount of Class A Investor Charge-Offs over the Class A Investor Charge-Offs reimbursed prior to such date.

          The Class A Certificates will bear interest (i) at the rate of 5.05125% per annum on the Class A Initial Invested Amount for the period from May 4, 1999 through and including May 18, 1999, (ii) at the rate of 0.15% per annum in excess of LIBOR as determined on May 17, 1999, on the Class A Initial Invested Amount for the period from May 19, 1999 through and including June 20, 1999 and (iii) for each Interest Period thereafter, the Class A Certificates will bear interest at a per annum rate of 0.15% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "Class A Certificate Rate"). Interest will be distributed to the extent of available funds on June 21, 1999, and on the nineteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the Class A Invested Amount is paid in full and the Scheduled Series 1999-3 Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360,
(b) the Class A Certificate Rate and (c) the Class A Outstanding Principal Balance on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date), to, and including, the day immediately preceding the current Distribution Date. Interest payments will be made from Collections of Finance Charge Receivables, and certain other amounts allocated to the Class A Certificates comprising Class A Available Funds and, in certain circumstances, from Reallocated Principal Collections on March 19, 1999 and on each Distribution Date thereafter until the Scheduled Series 1999-3 Termination Date. Interest will be payable monthly on each Distribution Date to the Class A Certificateholders of record as of the related Record Date. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and Principal Receivables for each Monthly Period.

During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of Collections of Principal Receivables and the Excess Collateral Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class A Floating Allocation Percentage of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Scheduled Series 1999-3 Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the Excess Collateral Adjusted Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts in the Principal Funding Account will be paid to the Excess Collateral Holders on the Excess Collateral Scheduled Payment Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Excess Collateral Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee and satisfaction of certain conditions, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period.

          Unless the Rapid Amortization Period has begun, funds on deposit in the Principal Funding Account will be distributed to the Class A Certificateholders on the April 2004 Distribution Date (the "Class A Scheduled Payment Date"). If the aggregate principal amount of deposits made to the Principal Funding Account are insufficient to pay in full the Class A Invested Amount on the Class A Scheduled Payment Date the Rapid Amortization Period will commence and on each Distribution Date thereafter until the Class A Invested Amount is paid in full, the Class A Certificateholders will receive distributions of Class A Monthly Principal and Class A Monthly Interest.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class A Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount have been paid in full and (ii) the Scheduled Series 1999-3 Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certificateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the Excess Collateral Holders, monthly on each Distribution Date beginning with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and
payable no later than      December 19, 2006 (or if such day is not a Business
Day, the next succeeding Business Day) (the "Scheduled Series 1999-3 Termination Date"). After the Scheduled Series 1999-3 Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Transferor, Servicer, or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1999-3 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1999-3 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Class A Certificateholder.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 4th day of May, 1999.


                         FIRST USA BANK, N.A.


                         By:____________________________
                           Name:  Daniel A. Long, Jr.
                           Title: Vice President

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                              THE BANK OF NEW YORK,
                                as Authenticating  Agent

Date:  May 4, 1999
                              By:__________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT B


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA BANK, N.A. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN
SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING FOR PURPOSES OF CLAUSES (IV) AND (V) ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

No. R-1                                                         $___________

Series Termination
Date:  December 19, 2006                                    CUSIP NO.  337435DZ1

           FIRST USA CREDIT CARD MASTER TRUST CLASS B FLOATING RATE
                    ASSET BACKED CERTIFICATE, SERIES 1999-3

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of VISA/R/ and MasterCard/R/ credit card accounts generated or to be generated by First USA Bank, N.A. (the "Bank").

* VISA/R/ and MasterCard/R/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.


                 (Not an interest in or a recourse obligation
              of First USA Bank, N.A., or any affiliate thereof)

          This certifies that CEDE & CO. (the "Certificateholder") is the registered owner of a fractional undivided interest in the First USA Credit Card Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1992 between the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee") of the Trust (the "Agreement"; such term to include any Supplement or amendment thereto) as supplemented by the Series 1999-3 Supplement (the "Series 1999-3 Supplement"), dated as of May 4, 1999, between the Bank, as Transferor and Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables (the "Receivables") existing in certain VISA7 and MasterCard7 revolving credit card accounts identified in the Agreement from time to time (the "Accounts"), all Receivables generated under the Accounts from time to time thereafter, all monies due or to become due and all amounts received with respect to the Receivables in existence in the Accounts, all monies on deposit in certain bank accounts (excluding any investment earnings on such deposited amounts except as set forth in the Series
--------------------
        * VISA/R/ and MasterCard/R/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

1999-3 Supplement) and all other assets and interests constituting the Trust and all proceeds of the foregoing.

          Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711,
Attention: Bond Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a Series of Certificates entitled "First USA Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 1999-3" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Class B Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

          The Transferor has structured the Agreement, the Class B Certificates and the First USA Credit Card Master Trust Class A Floating Rate Asset Backed Certificates, Series 1999-3 (the "Class A Certificates") with the intention that the Class A Certificates and the Class B Certificates will qualify under applicable tax law as indebtedness, and the Transferor and each holder of a Class B Certificate (a "Class B Certificateholder") or any interest therein, by acceptance of its Class B Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          The Trust's assets are allocated in part to the holders of the Class A Certificates, the holders of the Class B Certificates and the holders of the First USA Credit Card Master Trust Excess Collateral, Series 1999-3 (the "Excess Collateral Holders") (such holders together the "Investor Certificateholders") with the remainder allocated to holders of other Series of Certificates issued by the Trust, if any, and to the Transferor. In addition to the Class A Certificates, the Class B Certificates and the Excess Collateral, the Exchangeable Transferor Certificate will be reissued pursuant to the Agreement and will represent the Transferor's interest in the Trust. The reissued Exchangeable Transferor Certificate will represent the interest in the Principal Receivables not represented by the Class A Certificates, the Class B Certificates and the Excess Collateral (together the "Investor Certificates") or any other Series of Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Agreement for one or more Series of Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

          The Class B Initial Invested Amount is $54,167,000. The Class B Invested Amount for any monthly Distribution Date will be an amount equal to (i) $54,167,000, minus (ii) the aggregate amount of principal payments made to the
             -----
Class B Certificateholders prior to such Distribution Date, minus (iii) the
                                                            -----
aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (iv) the aggregate amount of Reallocated Class B Principal
       -----
Collections for which the Excess Collateral Amount has not been reduced for all prior Distribution Dates, minus (v) an amount equal to the aggregate amount by
                          -----
which the Class B Invested Amount has been reduced to fund the Class A Investor Default Amount on all prior Distribution Dates as described in the Agreement and plus (vi) the aggregate amount of Excess Finance Charge Collections and certain
----
other amounts allocated and available for purposes of reimbursing amounts deducted pursuant to clauses (iii), (iv) and (v).

          The Class B Certificates will bear interest (i) at the rate of 5.26125% per annum on the Class B Initial Invested Amount for the period from
May 4, 1999 through and including May 18, 1999, (ii) at the rate of   0.36% per
annum in excess of LIBOR as determined on May

17, 1999, on the Class B Initial Invested Amount for the period from May 19, 1999 through and including June 20, 1999 and (iii) for each Interest Period thereafter, the Class B Certificates will bear interest at a per annum rate of 0.36% in excess of LIBOR as determined by the Trustee on the related LIBOR Determination Date (each such rate as in effect from time to time, the "Class B Certificate Rate"). Interest will be distributed to the extent of available funds on June 21, 1999, and on the nineteenth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day until the earlier of the day on which the Class B Invested Amount is paid in full and the Scheduled Series 1999-3 Termination Date (each such date a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Period divided by 360, (b) the Class B Certificate Rate and (c) the Class B Outstanding Principal Balance on the last day of the Monthly Period immediately preceding such Distribution Date. Interest for a Distribution Date will accrue from and including the previous Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date), to, and including, the day immediately preceding the current Distribution Date. Interest payments will be made from Collections of Finance Charge Receivables and, in certain circumstances, from Reallocated Principal Collections on June 21, 1999 and on each Distribution Date thereafter until the Scheduled Series 1999-3 Termination Date. Interest will be payable monthly on each Distribution Date to the Class B Certificateholders of record as of the related Record Date. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          As described in the Agreement, Collections of Principal Receivables with respect to any Monthly Period will be allocated on the related Determination Date on the basis of the aggregate Investor Percentage of all Series and the Transferor Percentage with respect to the Principal Receivables. Such allocation will be performed both during the Revolving Period and any Amortization Period. Throughout the existence of the Trust, the Servicer will allocate to the Transferor, as holder of the Exchangeable Transferor Certificate, an amount equal to the Transferor Percentage of the aggregate amount of Collections of Finance Charge Receivables and

Principal Receivables for each Monthly Period. During the Revolving Period relating to the Investor Certificates, the Class B Floating Allocation Percentage of Collections of Principal Receivables and the Excess Collateral Floating Allocation Percentage of Collections of Principal Receivables will be applied first as Reallocated Principal Collections, to the extent required, and any remaining amounts together with the Class A Floating Allocation Percentage of Principal Receivables will be distributed first to the certificateholders of other Series to the extent of the amount of Principal Shortfalls, if any, and then to the Transferor in an amount not to exceed the amount of the Transferor Interest.

          Unless a Pay Out Event has occurred, the Accumulation Period will begin at the close of business on the last day of the Revolving Period and will end on the earlier of (i) the commencement of the Rapid Amortization Period,
(ii) payment of the Invested Amount in full and (iii) the Scheduled Series 1999-3 Termination Date. On each Transfer Date following the commencement of the Accumulation Period, prior to the earlier of the payment of the Class A Invested Amount in full and the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Investor Principal Collections with respect to the preceding Monthly Period, (b) the applicable Controlled Deposit Amount and (c) the Class A Adjusted Invested Amount prior to any such deposit on such day. Amounts in the Principal Funding Account will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. After the full amount of the Class A Invested Amount has been deposited in the Principal Funding Account and beginning with the Transfer Date related to the Class B Principal Commencement Date, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal with respect to such Transfer Date) and (c) the Class B Adjusted Invested Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount, amounts in the Principal

Funding Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the full amount of the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account, prior to the commencement of the Rapid Amortization Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) the Available Investor Principal Collections with respect to the preceding Monthly Period remaining after application thereof to the Class A Invested Amount and the Class B Invested Amount, (b) the applicable Controlled Deposit Amount (minus the Class A Monthly Principal and the Class B Monthly Principal with respect to such Transfer Date) and (c) the Excess Collateral Adjusted Amount prior to any such deposit on such day. After payment in full of the Class A Invested Amount and the Class B Invested Amount, amounts in the Principal Funding Account will be paid to the Excess Collateral Holders on the Excess Collateral Scheduled Payment Date. During the Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Excess Collateral Monthly Principal on a Transfer Date will generally be treated as Excess Principal Collections.

          Upon written notice to the Trustee and satisfaction of certain conditions, the Servicer may elect to postpone the commencement of the Accumulation Period, and extend the length of the Revolving Period.

          On the April 2004 Distribution Date if the Class A Invested Amount is paid in full, Available Investor Principal Collections and Excess Principal Collections allocable to Series 1999-3 will be used to pay the Class B Invested Amount as described in the Agreement. If the Available Investor Principal Collections and Excess Principal Collections allocable to Series 1999-3 are insufficient to pay in full the Class B Invested Amount on the April 2004 Distribution Date, the Rapid Amortization Period will commence.

          If a Pay Out Event occurs during the Accumulation Period, the Rapid Amortization Period will commence and any amount on deposit in the Principal Funding Account will be distributed to the Certificateholders of each Class of Certificates, sequentially, in order of seniority, on the Distribution Date following the Monthly Period in which the Rapid Amortization Period commences.

          During the period beginning on the earlier of the day on which a Pay Out Event occurs and the Class A Scheduled Payment Date if the Invested Amount is not paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount have been paid in full and (ii) the Scheduled Series 1999-3 Termination Date (the "Rapid Amortization Period"), collections of Principal Receivables allocated to the Invested Amount will no longer be paid to the holder of the Exchangeable Transferor Certificate or to the holders of the certificates of any other Series or, if the Accumulation Period has commenced, deposited in the Principal Funding Account, but instead will be distributed to the Class A Certificateholders and, following payment in full of the Class A Invested Amount, to the Class B Certificateholders, and, following payment in full of the Class B Invested Amount, to the Excess Collateral Holders, monthly on each Distribution Date beginning with the Distribution Date in the month following the commencement of the Rapid Amortization Period.

          Principal payments on the Class B Certificates will be, during the Accumulation Period, funded by deposits to the Principal Funding Account or, during the Rapid Amortization Period, made monthly, and will commence on the date (the "Class B Principal Commencement Date") which is (a) with respect to the Accumulation Period, the first Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account and allocated to the Class A Certificates or (b) with respect to the Rapid Amortization Period, the Distribution Date on which the Class A Invested Amount has been paid in full or, if there are no Principal Receivables allocable to the Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount has been paid in full. After payment in full of the Class A Invested Amount, amounts deposited in the Principal Funding Account for the benefit of the Class B Certificates will be paid to the Class B Certificateholders on the April 2004 Distribution Date and on each Distribution Date during the Rapid Amortization Period beginning with the Class B Principal Commencement Date, and thereafter until the payment in full of the Class B Invested Amount or the termination of the Trust, the Percentage Allocation of all collections of Principal Receivables and certain other amounts for the preceding Monthly Period remaining after payment in full of the Class A Invested Amount will be distributed to the Class B Certificateholders.

          Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than December 19, 2006 (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 1999-3 Termination Date"). After the Series 1999-3 Termination Date, neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Transferor, Servicer, or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of certificateholders of any Series then outstanding for any purpose, provided that (i) the Transferor shall
                                         --------
deliver an opinion of counsel acceptable to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of such certificateholders, and (ii) such amendment will not result in a withdrawal or reduction of the rating of any outstanding Series.

          The Agreement and the Series 1999-3 Supplement may be amended by the Transferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the investor interests of all Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or the Series 1999-3 Supplement or of modifying in any manner the rights of certificateholders of any then outstanding Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series, or (c) reduce the aforesaid percentage of undivided interests the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected. Promptly following the execution of any amendment to the Agreement, the Trustee will furnish written notice of the substance of such amendment to each Class B Certificateholder.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed on this 4th day of May, 1999.


                         FIRST USA BANK, N.A.


                         By:____________________________
                            Name:  Daniel A. Long, Jr.
                            Title: Vice President

                         CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                              THE BANK OF NEW YORK,
                                as Authenticating Agent

Date:  May 4, 1999
                              By:_________________________
                                 Name:
                                 Title:

                                                                       Exhibit C

                [LOGO OF DEPOSITORY TRUST COMPANY APPEARS HERE]

          BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                       (WITHOUT OWNER OPTION TO REDEEM)/
          OTHER ASSET-BACKED SECURITIES/AND PASS-THROUGH CERTIFICATES

                           Letter of Representations
                     [To be Completed by Issuer and Agent]

             First USA Credit Card Master Trust, Series 1999-3

                                First USA Bank, N.A.
                    ---------------------------------------
                               [Name of Issuer]

                        The Bank of New York (Delaware)
                    ---------------------------------------
                               [Name of Trustee]

                                                                  May 4, 1999
                                                              ------------------
                                                                     [Date]


Attention:  General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY  10041-0099


     Re:  $700,000,000 Class A Floating Rate Asset Backed
          ---------------------------------------------------------
          Certificates, Series 1999-3; $54,167,000 Class B Floating
          ---------------------------------------------------------
          Rate Asset Backed Certificates, Series 1999-3
          ---------------------------------------------------------
                              [Issue Description]

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Agent will act as trustee, paying agent, fiscal agent, or other such agent of Issuer with respect to the Securities pursuant to a trust indenture, trust agreement, or other such document dated September 1, 1992* (the "Document"). Salomon Smith Barney Inc. **
               ------------    -                    ----------------------------
                                                 ["Underwriter"]
is distributing the Securities through The Depository Trust Company ("DTC").


     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

     1. Prior to closing on the Securities on May 4, 1999, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of

------------------------------
*    As supplemented as of May 4, 1999.
**   As representative for itself, Banc One Capital Markets, Inc. Bear,
Stearns & Co., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

        Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. Issuer: (a) understands that DTC has no obligation to and will not, communicate to its participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Securities certificates by virtue of submission of such certificate(s) to DTC.

     3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 5.

     4. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding;
(b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

          Manager: Call Notification Department
          The Depository Trust Company
          711 Stewart Avenue
          Garden City, NY 11530-4719

     5. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

          Manager: Reorganization Department
          Reorganization Window
          The Depository Trust Company
          7 Hanover Square, 23rd Floor
          New York, NY 10004-2695

     6. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

     7. Issuer or Agent shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such payment date. Such notices, which shall also contain the current pool factor, any special adjustments to principal/interest rates (e.g. adjustments due to deferred interest or shortfall), and Agent contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

          Manager: Announcements
          Dividend Department
          The Depository Trust Company
          7 Hanover Square, 22nd Floor
          New York, NY 10004-2695

     8. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is payment date to payment date.]


     9. Issuer or Agent shall provide a written notice of interest payment information to a standard interest announcement service subscribed to by DTC as soon as the information is available. In the unlikely event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC, as soon as the information is available. If electronic transmission is not available, absent any other arrangements between Issuer or Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or
(212) 709-1686, and receipt of such notices shall be confirmed by telephoning
(212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:


          Manager, Announcements
          Divided Department
          The Depository Trust Company
          7 Hanover Square; 22nd Floor
          New York, NY 10004-2695

     10. Issuer or agent shall provide CUSIP numbers for each issue for which payment is being sent, as well as the dollar and cent amount of the payment for each issue to DTC, no later than noon (Eastern Time) on the payment date.

     11. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

          The Chase Manhattan Bank
          ABA #021 000 021
          For credit to a/c Cede & Co.
          c/o The Depository Trust Company
          Dividend Deposit Account #066-026776


     12. Maturity and redemption payments allocated with respect to each CUSIP number shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such payments shall be wired as follows:


          The Chase Manhattan Bank
          ABA #021 000 021
          For credit to a/c Cede & Co.
          c/o The Depository Trust Company
          Redemption Account #066-027306


     13. Principal payments (plus accrued interest, if any) as the result of optional tenders for purchase effected by means of DTC's Repayment Option procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the first payment date. Absent any other arrangements between Issuer or Agent and DTC, such payments shall be wired as follows:


          The Chase Manhattan Bank
          ABA #021 000 021
          For credit to a/c Cede & Co.
          c/o The Depository Trust Company
          Reorganization Account #066-027608


     14. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

     15. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

     16. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     17. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     18. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

     19. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

     20. This Letter of Representations is governed by, and shall be construed in accordance with, the laws of the State of New York.

     21. The following riders, attached hereto, are hereby incorporated into this letter of Representations: Rider 5A, Rider 1, Rider 2, Rider 3.
                                 --------  -------  -------  -------

Notes:
------

A. If there is a Agent  (as defined in      Very truly yours,
this Letter of Representations), Agent
as well as Issuer must sign this Letter.    First USA Bank, N.A.
If there is no Agent, in signing           -----------------------------------
this Letter Issuer itself undertakes to                   (Issuer)
perform all of the obligations set
forth herein.                               By: /s/ Daniel A. Long, Jr.
                                               --------------------------------
B. Schedule B contains statements that DTC     (Authorized Officer's Signature)
believes accurately describe DTC, the
method of effecting book-entry transfers
of securities distributed through DTC,      The Bank of New York (Delaware)
and certain related matters.                -----------------------------------
                                                          (Trustee)
Received and Accepted:
THE DEPOSITORY TRUST COMPANY                By: /s/ Kelly Sheahan
                                               --------------------------------
                                               (Authorized Officer's Signature)
By:  /s/ Richard B. Nessin
    --------------------------------

cc: Underwriter
    Underwriter's Counsel

                                                                      SCHEDULE A
                                                                      ----------

                               (Describe Issue)

                      First USA Credit Card Master Trust
               $700,000,000 Class A Floating Rate Asset Backed
                          Certificates, Series 1999-3
                $54,167,000 Class B Floating Rate Asset Backed
                          Certificates, Series 1999-3


  CUSIP          Principal Amount       Maturity Date           Interest Rate
---------        ----------------      ----------------       ------------------
337435DY4          $200,000,000        December 19, 2006      0.15% above LIBOR
337435DY4          $200,000,000        December 19, 2006      0.15% above LIBOR
337435DY4          $200,000,000        December 19, 2006      0.15% above LIBOR
337435DY4          $100,000,000        December 19, 2006      0.15% above LIBOR
337435DZ1          $ 54,167,000        December 19, 2006      0.36% above LIBOR


                                                                      SCHEDULE B
                                                                      ----------

                      SAMPLE OFFICIAL STATEMENT LANGUAGE
                      DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                      -----------------------------------

(Prepared by DTC--bracketed material may be applicable only to certain issues)

     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

     2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

     4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     [6.   Redemption notices shall be sent to DTC.  If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

     7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Principal and interest payments on the Securities will be made to Cede & Co., as nominee of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from Issuer or Agent, on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to Cede & Co. is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Agent [or Tender/ Remarketing Agent], and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Agent [or Tender/Remarketing Agent]. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to Agent [or Tender/Remarketing Agent's], DTC account.]

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

Rider 5A
--------

19. The terms "trust indenture" and "Indenture" are hereby replaced wherever they appear in the Letter of Representations with the term "Pooling and Servicing Agreement."

20. The term "Securities" is hereby replaced wherever it appears in the Letter of Representations with the term "Certificates."

21. The attached rider amending the Letter of Representations is deemed to be a part of this Letter of Representations.

22. The attached DWAC rider is deemed to be a part of this Letter of Representations.

23. The attached Erisa rider is deemed to be a part of this Letter of Representations.

                                                                         RIDER 1

                                  [DTC LOGO]

  Rider Amending DTC Letter of Representations -- BEO Collateralized Mortgage
  ---------------------------------------------------------------------------
Obligations (CMO) Without Owner Option to Redeem/Other Asset-Backed Securities
------------------------------------------------------------------------------
                        /and Pass-Through Certificates
                        ------------------------------

As of March 9, 1998, DTC's Reorganization Department relocated and prior to that, DTC's Dividend Department relocated to the 55 Water Street location. Following are the new addresses and related telephone and facsimile numbers referenced in the Letter of Representations.

The following changes relate to Paragraph 3 of the Letter of Representations:

Old Telecopier Numbers                  Current Telecopier Numbers
(212) 709-6896 and (212) 709-6897       (212) 855-5181 and (212) 855-5182

The confirmation number (212) 709-6870 is now (212) 855-5202.

The following changes relate to Paragraph 5 of the Letter of Representations:

Old Telecopier Numbers                  Current Telecopier Number
(212) 709-1093 and (212) 709-1094       (212) 855-5278

The confirmation number (212) 709-6884 is now (212) 855-5280.

The new address is      Manager; Reorganization Department
                        Reorganization Window
                        The Depository Trust Company
                        55 Water Street 50th Floor
                        New York, NY 10041-0099

The following changes relate to Paragraph 7 of the Letter of Representations:

Old Telecopier Number                   Current Telecopier Number
(212) 709-1723                          (212) 855-4555

The new address is      Manager; Announcements
                        Dividend Department
                        The Depository Trust Company
                        55 Water Street 25th Floor
                        New York, NY 10041-0099

The following changes relate to Paragraph 9 of the Letter of Representations:

Old Telecopier Numbers                  Current Telecopier Numbers
(212) 709-1723 and (212) 709-1686       (212) 855-4555 and (212) 855-4556

The confirmation number (212) 709-1270 is now (212) 855-4550.

The new address for this Paragraph 9 is the same as that listed above, referenced in Paragraph 7.

The following changes relate to Paragraph 10 of the Letter of Representations:

Such information shall be conveyed by automated notification. If the circumstance prevent the funds paid to Cede and Co., as nominee of DTC, by 2:30 p.m. ET from equaling the dollar amount associated with detail payments by 12:00 noon ET Issuer or Agent must provide CUSIP-level reconciliation to DTC no later than 2:30 p.m. ET. Reconciliation can be provided by automated means or written format.

The following changes relate to Paragraph 11 of the Letter of Representations:

To facilitate the payment standards, Issuer is required to remit free funds to Agent by 1:00 p.m. ET on each payment date, or at such earlier time as required by Agent to guarantee timely credit to the Dividend Deposit Account of Cede & Co.

The following changes relate to Paragraph 12 of the Letter of Representations:

To facilitate the payment standards, Issuer is required to remit free funds to Agent by 1:00 p.m. ET on each payment date, or at such earlier time as required by Agent to guarantee timely credit to the Redemption Deposit Account of Cede & Co. Issuer or Agent shall deliver Cusip-level detail regarding such payments to DTC no later than 2:30 p.m. ET on each payment date.

The following changes relate to Paragraph 13 of the Letter of Representations:

To facilitate the payment standards, Issuer is required to remit free funds to Agent by 1:00 p.m. ET on each payment date, or at such earlier time as required by Agent to guarantee timely credit to the Reorganization Deposit Account of Cede & Co. Issuer or Agent shall deliver Cusip-level detail regarding such payments to DTC no later than 2:30 p.m. ET on each payment date.

                                                                         Rider 2

                [LOGO OF DEPOSITARY TRUST COMPANY APPEARS HERE]

        REPRESENTATIONS FOR DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") --
               to be included in DTC Letter of Representations
               ------------------------------------------------

     The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

     On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units, or obligations (a "Deposit Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

     On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

     Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new, reissued or reregistered certificated security on registration of transfer to the name of Cede & Co., for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.

                                                                         RIDER 3

                                  [DTC LOGO]

                REPRESENTATIONS FOR ERISA-RESTRICTED SECURITIES
                to be included in DTC Letter of Representations
                -----------------------------------------------

        Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain whether a transfer of Securities could give rise to a transaction prohibited or not otherwise permissible under the Employee Retirement Income Security Act of 1974 or under Section 4975 of the Internal Revenue Code of 1986. Issuer and Agent acknowledge that: a) so long as Cede & Co. is the sole record owner of the Securities, it shall be entitled to all voting rights in respect thereof and to receive the full amount of all principal, premium, if any, and interest payable with respect thereto; and (b) DTC shall treat any DTC Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the crediting of such Securities to the DTC accounts of such Participant results from transfers or failures to transfer in violation of such laws. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of DTC Participants shall not affect the rights of Issuer or purchasers, sellers, or holders of Securities against any DTC Participant.)

                                                                       EXHIBIT D


               MONTHLY ALLOCATIONS AND PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE

                             FIRST USA BANK, N.A.
               ________________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-3
               ________________________________________________

                         Monthly Period:

                         Distribution Date:
                         Transfer Date:

The undersigned, a duly authorized representative of First USA Bank, N.A. (the "Bank"), as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and the Series 1999-3 Supplement, dated as of May 4, 1999 (the "Supplement"), by and between the Bank and The Bank of New York (Delaware), as Trustee (the "Trustee"), does hereby certify as follows:

        1.051 Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the preceding "Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This Certificate is delivered pursuant to Section 4.09 of the Pooling and Servicing Agreement.

        1.052 The Bank is Servicer under the Pooling and Servicing Agreement.

        1.053 The undersigned is a Servicing Officer.

        1.054 The date of this notice is a Determination Date under the Pooling and Servicing Agreement.

I.   INSTRUCTION TO MAKE A WITHDRAWAL.
     ---------------------------------

     Pursuant to Section 4.09, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Finance Charge Account on the above referenced Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05:

1.   A.  Class A Finance Charge Allocations
         Principal Funding Investment Proceeds                          N/A
         Reserve Account Withdrawals                                    N/A
                                                             --------------

               Total Class A Available Funds

     B.  Pursuant to subsection 4.09(a)(i):
         ----------------------------------

         1. Interest to be paid to Certificateholders at the Certificate Rate for the Interest Period on the Outstanding
             Principal Balance (Actual/360)

                              Class A

         2.  Overdue Interest
         3.  Default Interest

     C.  Pursuant to subsection 4.09(a)(ii):
         -----------------------------------

         Class A Monthly Servicing Fee for the preceding
         Monthly Period if First USA Bank, N.A., is no longer Servicer

     D.  Pursuant to subsection 4.09(a)(iii):
         ------------------------------------

         Class A Investor Default Amount for the
         preceding Monthly Period
                                                             --------------

     E.  Pursuant to subsection 4.09(a)(iv):
         -----------------------------------

         Amount constituting Excess Finance Charge Collections to be distributed per Section 4.13

                                                             ==============
2.   A.  Class B Finance Charge Allocations
         Principal Funding Investment Proceeds                          N/A
         Reserve Account Withdrawals                                    N/A
                                                             --------------

               Total Class B Available Funds

     2.  Pursuant to subsections 4.09(b)(i):
         -----------------------------------

         1. Interest to be paid to Certificateholders at the Certificate Rate for the Interest
             Period on the Invested Amount (Actual/360)

                              Class B

         2.  Overdue Interest
         3.  Default Interest

     C.  Pursuant to subsection 4.09(b)(ii):
         -----------------------------------

         Class B Monthly Servicing Fee for the preceding
         Monthly Period if First USA Bank, N.A.,
         is no longer Servicer
                                                             --------------

     D.  Pursuant to subsection 4.09(b)(iii):
         ------------------------------------

         Amount constituting Excess Finance Charge
         Collections distributed per Section 4.13
                                                             ==============

3.   A.  Excess Collateral Finance Charge Allocations
         Principal Funding Investment Proceeds                          N/A
         Reserve Account Withdrawals                                    N/A
                                                             --------------

               Total Excess Collateral Available Funds

     B.  Pursuant to subsection 4.09(c)(i):
         ----------------------------------

         Excess Collateral Monthly Servicing Fee for
         the preceding Monthly Period if First USA Bank,
         N.A., is no longer Servicer
                                                             --------------

     C.  Pursuant to subsections 4.09(c)(ii):
         ------------------------------------

         Amount constituting Excess Finance Charge
         Collections to be distributed per Section 4.13
                                                             ==============

4.   A.  Pursuant to subsections 4.09(a)(iv),
         ------------------------------------
         4.09(b)(iii) and 4.09(c)(ii):
         ----------------------------

         Amount constituting Excess Finance Charge Collections to be distributed per Section 4.13

               Total Excess Finance Charge Collections
                                                             ==============

II.  APPLICATION OF EXCESS FINANCE CHARGE COLLECTIONS
     ------------------------------------------------

     Pursuant to Section 4.13, the Servicer hereby instructs the Trustee to apply Excess Finance Charge Collections, determined pursuant to the provisions of Section 4.09, in the following priority:

     A.  Pursuant to subsection 4.13(a):
         -------------------------------

          The Class A Required Amount applied in accordance with subsection 4.09(a)

      B.  Pursuant to subsection 4.13(b):
          -------------------------------

          Amount of Class A Investor Charge-Offs
          not previously reimbursed

      C.  Pursuant to subsection 4.13(c):
          -------------------------------

          Amount equal to unpaid Class B Monthly Interest Due on the Class B Outstanding Principal Balance

      D.  Pursuant to subsection 4.13(d):
          -------------------------------

          Class B Investor Default Amount for the preceding
          Monthly Period

      E.  Pursuant to subsection 4.13(e):
          -------------------------------

          Reimbursement of Class B Invested Amount which has been reduced for reasons other than principal payments

      F.  Pursuant to subsection 4.13(f):
          -------------------------------

          1. Excess Collateral Monthly Interest for the preceding Interest Period on the aggregate outstanding principal balance of the Excess Collateral
              (30/360)

          2.  Overdue Interest

          3.  Excess Collateral Default Amount
                                                             --------------



      G.  Pursuant to subsection 4.13(g):
          -------------------------------

          Unpaid Investor Monthly Servicing Fee for the preceding
          Monthly Period to be paid to First USA Bank, N.A.

      H.  Pursuant to subsection 4.13(h):
          -------------------------------

          Excess Collateral Default Amount for the preceding

          Monthly Period

      I.  Pursuant to subsection 4.13(i):
          -------------------------------

          Reimbursement of Excess Collateral Amount which has been reduced for reasons other than principal payments

      J.  Pursuant to subsection 4.13(j):
          -------------------------------

          The excess, if any, of the Required Reserve Account Amount over Available Reserve Account Amount to be funded to the Reserve Account

      K.  Pursuant to subsection 4.13(k):
          -------------------------------

          Remaining amount to be paid to Excess Collateral Holders
               Total  (Excess F/C Collections from 4(A) above)

                                                             ==============


III. APPLICATION OF PRINCIPAL COLLECTIONS
     ------------------------------------

     Pursuant to Sections 4.05, 4.07, 4.09, 4.14 and 4.16,
     the Servicer hereby instructs the Trustee to apply
     Principal Collections available on the Transfer Date, determined pursuant to the provisions of the above sections, in the following priority:

     A.  Principal Collections
         ---------------------

         1.   Class A Principal Collections
              Class A Investor Default Amount
                (during Accumulation Period)
              Class A Investor Charge-Offs
                (during Accumulation Period)
                                                             --------------
                    Total Class A Monthly Principal

         2.   Class B Principal Collections
              Class B Investor Default Amount
                (during Accumulation Period)
              Class B Investor Charge-Offs
                (during Accumulation Period)
                                                             --------------
                    Total Class B Monthly Principal

         3.   Excess Collateral Principal Collections
              Excess Collateral Default Amt
                (during Accumulation Period)
              Excess Collateral Charge-Offs
                (during Accumulation Period)
                                                             --------------
                 Total Excess Collateral Monthly Principal

         4.   Excess Principal Collections (other series)
                                                             --------------
                 Total Principal Collections
                                                             ==============

     B.  Allocation of Principal Collections
         -----------------------------------

         1.  Amount of Excess Collateral Principal
                Reallocated to F/C Account
         2.  Amount of Class B Principal Reallocated
                to F/C Account
         3.  Amount of Investor Principal Collections
                to other Series
         4.  Payment of principal to Class A Certificateholders
         5.  Payment of principal to Class B Certificateholders
         6.  Payment of principal to Excess Collateral Holders
         7.  Payment of principal to Principal Funding Account
         8.  Amount returned to Bank
                                                             --------------
                 Total Principal Allocations
                                                             ==============

IV.  TRUSTEE DISBURSEMENT SUMMARY
     ----------------------------

(1)  Investor Monthly Servicing Fee paid to First USA Bank, N.A.
(2)  Total Default Amounts paid to First USA Bank, N.A.
(3)  Monthly Principal Collections to First USA Bank, N.A.
                                                             --------------
          Total to First USA Bank

(4)  Deposit to Reserve Account
(5)  Interest payment to Class A Certificateholders (DTC)
(6)  Interest payment to Class B Certificateholders (DTC)
(7)  Interest payment to Excess Collateral Holders
(8)  Certificate Principal to Principal Funding Account
(9)  Principal to Certificateholders (DTC)
(10) Investor Principal Collections to other Series
(11) Monthly Principal Payment to Excess Collateral Holders
(12) Excess Spread paid to Excess Collateral Holders
                                                             ==============
          Total Disbursements

          Total Class A, B and Excess Collateral
                funds to be allocated
                                                                   ========

       ----------------------------

                                                            EXHIBIT E


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.
               ________________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-3
               ________________________________________________

     Monthly Period:
     Distribution Date:
     Transfer Date:


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

1.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     A.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                    Class A
                    Class B

                    Excess Collateral Amt.

     B.   The amount of the distribution
          in respect of interest on the Certificates, per $1,000 original certificate principal amount

                    Class A
                    Class B

                    Excess Collateral Amt.

     C.   The amount of the distribution
          in respect of principal on the Certificates, per $1,000 original certificate principal amount

                    Class A
                    Class B

                    Excess Collateral Amt.


2.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     A.   Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                    Class A
                    Class B
                    Excess Collateral Amt.
                                                             --------------
                    Total
                                                             ==============

     B.   Allocation of Finance Charge Receivables.
          -----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                    Class A

                    Class B

                    Excess Collateral Amt.
                                                             --------------
                    Total
                                                             ==============

          (b)  Principal Funding Investment Proceeds
                (to Class A)                                            N/A
          (c)  Withdrawals from Reserve Account (to Class A)            N/A
                                                             --------------
               Class A Available Funds
          (d)  Principal Funding Investment Proceeds
                (to Class B)                                            N/A
                                                             --------------
          (e)  Withdrawals from Reserve Account (to Class B)            N/A
                                                             --------------
               Class B Available Funds
          (f)  Principal Funding Investment Proceeds
                (to Excess Collateral)                                  N/A
                                                             --------------
          (g)  Withdrawals from Reserve Account
                (to Excess Collateral)                                  N/A
                                                             ==============
               Excess Collateral Available Funds
          (h)  Total Principal Funding Investment Proceeds
          (i)  Earnings on Reserve Account deposits

     C.   Principal Receivables / Investor Percentages.
          ---------------------------------------------

          (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

          (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested Amount during
               Accumulation Period)

                              Class A
                              Class B
                              Excess Collateral Amt.
                                                             --------------
                              Total
                                                             ==============

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 2.C.(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2.C.(a) above

                              Class A
                              Class B
                              Excess Collateral Amt.
                                                             --------------
                              Total

          (d)  During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving
               Period)

                              Class A                                   N/A
                              Class B                                   N/A
                              Excess Collateral Amt.                    N/A
                                                             --------------
                              Total                                     N/A

          (e)  The Fixed/Floating Allocation Percentage:
               The Invested Amount set forth in paragraph
               2.C.(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2.C.(a) above

                              Class A                                   N/A
                              Class B                                   N/A
                              Excess Collateral Amt.                    N/A
                                                             --------------
                              Total                                     N/A

      D.  Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)  35 - 64 days
          (b)  65 - 94 days
          (c)  95 - 124 days
          (d)  125 - 154 days
          (e)  155 or more days
                                                             --------------
                              Total
                                                             ==============

      E.  Monthly Investor Default Amount.
          --------------------------------

          The aggregate amount of all defaulted Principal
          Receivables written off as uncollectible during the Monthly Period allocable to the Invested
          Amount (the aggregate "Investor Default
          Amount")

                              Class A
                              Class B
                              Excess Collateral Amt.
                                                             --------------
                              Total
                                                             ==============

      F.  Investor Charge-Offs & Reimbursements of Charge-Offs.
          -----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Excess Collateral Amount

                              Class A
                              Class B
                              Excess Collateral Amt.
                                                             --------------
                              Total
                                                             ==============

          (b)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                              Class A
                              Class B
                              Excess Collateral Amt.
                                                             --------------
                              Total
                                                             ==============

      G.  Investor Servicing Fee.
          -----------------------

          The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A
                              Class B
                              Excess Collateral Amt.
                                                             --------------
                              Total
                                                             ==============

      H.  Reallocated Principal Collections.
          ----------------------------------

          The amount of Reallocated Excess Collateral and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                              Class B
                              Excess Collateral Amt.
                                                             --------------
                              Total
                                                             ==============

      I.  Excess Collateral Amount.
          -------------------------

          The amount of the Excess Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month


      J.  The Portfolio Yield.
          --------------------

          The Portfolio Yield for the related Monthly Period

      K.  The Base Rate.
          --------------

          The Base Rate for the related Monthly Period


 3.   Information Regarding the Principal Funding Account.
      ----------------------------------------------------

      A.  Accumulation Period
          -------------------

          (a) Accumulation Period Commencement Date

          (b) Accumulation Period length (months)

          (c) Accumulation Period Factor

          (d) Required Accumulation Factor Number

          (e) Controlled Accumulation Amount

          (f) Minimum Payment Rate (last 12 months)

      B.  Principal Funding Account.
          --------------------------

      Beginning Balance
          Plus:  Principal Collections for Related Monthly
                 Period from Principal Account
          Plus:  Interest on Principal Funding Account Balance
                 for Related Monthly Period                             N/A
          Less:  Withdrawals to Finance Charge Account                  N/A
                                                             --------------
          Less:  Withdrawals to Distribution Account
      Ending Balance

      C.  Accumulation Shortfall.
          -----------------------

          The Controlled Deposit Amount for the previous
          Monthly Period                                                N/A

        Less:  The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                  N/A
                                                             --------------

               Accumulation Shortfall                                   N/A
                                                             ==============

               Aggregate Accumulation Shortfalls                        N/A
                                                             ==============

    D.  Principal Funding Investment Shortfall.
        ---------------------------------------

        Covered Amount                                                  N/A

        Less:  Principal Funding Investment Proceeds                    N/A
                                                             --------------

        Principal Funding Investment Shortfall  N/A


4.   Information Regarding the Reserve Account.
     ------------------------------------------

     A.  Required Reserve Account Analysis.
         ----------------------------------

         (a) Required Reserve Account Amount percentage
             (0.5% of Class A Invested Amount or other amount designated by Transferor)

         (b) Required Reserve Account Amount ($)

         (c) Required Reserve Account Balance after effect of any transfers on the Related Transfer Date

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date

     B.  Reserve Account Investment Proceeds.
         ------------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date            N/A

      C.  Withdrawals from the Reserve Account.
          -------------------------------------

          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the Related Transfer
          Date (4.A.(d) plus 4.B. above)                                N/A

      D.  The Portfolio Adjusted Yield.
          -----------------------------

          The Portfolio Adjusted Yield for the related Monthly Period

                                                                       EXHIBIT F



                                    [DATE]


First USA Bank, N.A.
201 North Walnut Street
Wilmington, Delaware 19801

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware 19711


Re:  Excess Collateral, Series 1999-3
     --------------------------------


Ladies and Gentlemen:

  In connection with our proposed purchase of $79,167,000 in principal amount of First USA Credit Card Master Trust, Excess Collateral, Series 1999-3 (the "Excess Collateral"), we confirm that:

  1. We have received such information and documentation as we deem necessary in order to make our investment decision. We understand that such information and documentation speaks only as of its date and that the information contained therein may not be correct or complete as of any time subsequent to such date.

  2. We agree to be bound by the restrictions and conditions relating to the Excess Collateral set forth in the Pooling and Servicing Agreement, dated as of September 1, 1992, as amended and as supplemented by the Series 1999-3 Supplement dated as of May 4, 1999 (the "Series 1999-3 Supplement" and together with the Pooling and Servicing Agreement, the "Pooling and Servicing Agreement"), each by and between First USA Bank, N.A., as transferor and servicer, and The Bank of New York (Delaware) and agree to be bound by, and not to reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the Excess Collateral except in compliance with such restrictions and conditions including but not limited to those in Section 11 of the Series 1999-3 Supplement.

  3. We understand that the Excess Collateral has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the Excess Collateral may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor or (ii) to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee).

  4. We have neither acquired nor will we Transfer any Excess Collateral we acquire (or any interest therein) or cause any Excess Collateral (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

  5. We are not and will not become, for so long as we own any interest in the Excess Collateral, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes or, if we are such a Person, the Excess Collateral does not represent more than 50% of the value of all of our assets.

  6. We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Excess Collateral is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that (a) if we are a person described in clause (A)(i) or
(A)(ii) above, we will furnish to the person from whom we are acquiring an interest in the Excess Collateral, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring an interest in the Excess Collateral, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the Excess Collateral may constitute unrelated business taxable income.

  7. We understand that a subsequent Transfer of the Excess Collateral will be void if such Transfer would cause the number of Targeted Holders (as defined in the Series 1999-3 Supplement) to exceed ninety nine.

  8. We understand that the opinion of tax counsel that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 4 and 5.

  9. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Excess Collateral, and we and any account for which we are acting are each able to bear the economic risk of our or its investment.

  10. We are acquiring the Excess Collateral purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

  11. We are not (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) a plan described in
Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (as defined in United States Department of Labor ("DOL") Regulation Section 2510.3-101, 29 C.F.R. '2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account

  12. We understand that any purported Transfer of any Excess Collateral Amount in contravention of the restrictions and conditions in paragraphs 1 through 11 above (including any violation of the representation in paragraph 5 by an investor who continues to hold an interest in the Excess Collateral occurring any time after the Transfer in which it acquired such Excess Collateral) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as an Excess Collateral Holder for any purpose.

  13. We further understand that, on any proposed resale, pledge or transfer of any Excess Collateral, we will be required to furnish to the Trustee and the Registrar, such certifications and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Excess Collateral and the Pooling and Servicing Agreement pursuant to which the Excess Collateral were issued and we agree that if we determine to Transfer any Excess Collateral, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that Excess Collateral purchased by us will bear a legend to the foregoing effect.

  14. The person signing this letter on behalf of the ultimate beneficial purchaser of the Excess Collateral has been duly authorized by such beneficial purchaser of the Excess Collateral to do so.

  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                Very truly yours,

                                [full legal name of purchaser]


                                By:_______________________
                                   Name:
                                   Title:

                                      F-4